Exhibit 2.1

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

In re:	§	Chapter 11
§
CBL & ASSOCIATES	§
PROPERTIES, INC., et al.,	§	Case No. 20-35226 (DRJ)
§
Debtors.[1]	§	(Jointly Administered)
§

PROPOSED FINDINGS OF FACT, CONCLUSIONS OF

LAW, AND ORDER (I) CONFIRMING THIRD AMENDED

JOINT CHAPTER 11 PLAN OF CBL & ASSOCIATES PROPERTIES, INC.

AND ITS AFFILIATED DEBTORS AND (II) GRANTING RELATED RELIEF

WHEREAS, on May 25, 2021, CBL & Associates Properties, Inc. and its debtor affiliates in the above-captioned cases under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”), as debtors and debtors in possession (collectively, the “Debtors”), proposed and filed the Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Affiliated Debtors, dated as of May 25, 2021 (Docket No. 1163) and the Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Affiliated Debtors (with Technical Modifications), dated as of August 9, 2021 (Docket No. 1369) (as supplemented and as otherwise amended in accordance with the terms thereof and this Confirmation Order, the “Plan”),2 annexed hereto as Exhibit A, and filed the Disclosure Statement for Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Affiliated Debtors, dated as of May 25, 2021 (Docket No. 1164) (the “Disclosure Statement”);

WHEREAS, on May 26, 2021, after notice and hearing, this Court entered the Amended Order (I) Approving Disclosure Statement and Form and Manner of Notice of Disclosure Statement Hearing, (II) Establishing Solicitation and Voting Procedures, (III) Scheduling Confirmation Hearing, (IV) Establishing Notice and Objection Procedures for Confirmation of the Proposed Plan, (V) Approving Notice Procedures for the Assumption and Assignment of Executory Contracts and Unexpired Leases, and (VI) Granting Related Relief (Docket No. 1168) (the “Disclosure Statement Order”), which, among other things, (i) approved the Disclosure Statement, (ii) approved the solicitation and voting procedures related to the Disclosure Statement (the “Solicitation Procedures”), and (iii) scheduled a hearing on August 11, 2021 at 9:00 a.m. (Prevailing Central Time) to consider confirmation of the Plan (the “Confirmation Hearing”);

[1]

A complete list of the Debtors in these chapter 11 cases may be obtained on the website of the Debtors’ claims and noticing agent at https://dm.epiq11.com/CBLProperties.  The Debtors’ service address for the purposes of these chapter 11 cases is 2030 Hamilton Place Blvd., Suite 500, Chattanooga, Tennessee 37421.

[2]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

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WHEREAS, the Debtors, through their solicitation and balloting agent, Epiq Corporate Restructuring, LLC (“Epiq”), duly caused the transmittal of the Disclosure Statement and the Plan and related solicitation materials, including forms of ballots (the “Ballots”), notices of non-voting status, release opt out forms (the “Release Opt Out Forms”), and notices of the Confirmation Hearing (collectively, the “Solicitation Materials”), to holders of Claims and Interests, and other parties in interest, in accordance with the Disclosure Statement Order, as described in the Affidavit of Service of Solicitation Materials, filed on June 10, 2021 (Docket No. 1234) (the “Solicitation Affidavit”), the Affidavit of Service of Opt Out Materials to Security Holders in the Record Period, filed on June 15, 2021 (Docket No. 1250), the First Supplemental Affidavit of Service of Opt Out Materials to Security Holders in the Record Period, filed on July 14, 2021 (Docket No. 1302), the Second Supplemental Affidavit of Service of Opt Out Materials to Security Holders in the Record Period, filed on July 29, 2021 (Docket No. 1346), and the Third Supplemental Affidavit of Service of Opt Out Materials to Security Holders in the Record Period, filed on August 10, 2021 (Docket No. 1386) (collectively, the “Opt Out Affidavits”);

WHEREAS, Epiq reviewed and tabulated all submitted Ballots and Release Opt Out Forms, excluding any invalid and improperly submitted Ballots and Release Opt Out Forms, in accordance with the Disclosure Statement Order as described in the Declaration of Jane Sullivan of Epiq Corporate Restructuring, LLC, Regarding Voting and Tabulation of Ballots Cast on the Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Affiliated Debtors, filed on August 2, 2021 (Docket No. 1354, and as correct at Docket No. 1362) (the “Tabulation Declaration”) as well as in the Declaration of Jane Sullivan of Epiq Corporate Restructuring, LLC, Regarding Solicitation of the Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Affiliated Debtors, filed on August 9, 2021 (Docket No. 1375) (the “Solicitation Declaration”);

WHEREAS, on July 9, 2021, the Debtors, through Epiq, caused to be published in the Chattanooga Times Free Press and the national edition of The New York Times notice of the Confirmation Hearing as set forth in the Proof of Publication and the Affidavit of the State of Tennessee Hamilton County, each filed on August 4, 2021 (Docket Nos. 1357, 1358) (the “Publication Affidavits,” and together with the Solicitation Affidavit, the “Notice Affidavits”);

WHEREAS, on July 16–18, 2021, the Debtors, through Epiq, duly caused the Notice of Cure Amounts with Respect to Executory Contracts and Unexpired Leases of Debtors (Docket No. 1317, and as amended at Docket No. 1371) (the “Cure Notice”) to be served on the counterparties to such executory contracts and unexpired leases as set forth in the Affidavit of Service, filed July 19, 2021 (Docket No. 1314) (the “Cure Affidavit”);

WHEREAS, due and proper notice of the Confirmation Hearing was given to holders of Claims and Interests and all other parties in interest in compliance with the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure (the “Bankruptcy Rules”), the Bankruptcy Local Rules for the United States Bankruptcy Court for the Southern District of Texas (the “Local Rules”), and the Disclosure Statement Order, as established by the affidavits of service, mailing, and publication filed with this Court, including the Solicitation Affidavit and the Publication Affidavits, and such notice being sufficient under the circumstances and no further notice being required;

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WHEREAS, on July 19, 2021, the Debtors filed the Notice of Filing of Plan Supplement for Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Debtor Affiliates (Docket No. 1315); on July 21, 2021, the Debtors filed the Notice of Filing of Amended Plan Supplement for Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Affiliated Debtors (Docket No. 1322); on July 23, 2021, the Debtors filed Notice of Filing of Second Amended Plan Supplement for Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Affiliated Debtors (Docket No. 1324); and on August 10, 2021, the Debtors filed Notice of Filing of Third Amended Plan Supplement for Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Affiliated Debtors (Docket No. 1380); (collectively, and as may be further amended or supplemented in accordance with the terms of the Plan and this Confirmation Order, the “Plan Supplement”);

WHEREAS, on July 19, 2021, the Debtors filed the Notice of Classification of Property-Level Guarantee Claims (Docket No. 1316) (the “First Property-Level Settlement Notice”), which attached thereto as Exhibit B, a form waiver agreement (the “Form Waiver Agreement”), and on August 9, 2021, the Debtors filed the Second Notice of Classification of Property-Level Guarantee Claims (Docket No. 1372) (together with the First Property-Level Settlement Notice, the “Property-Level Settlement Notice”);

WHEREAS, on August 2, 2021, the Debtors filed the Original Tabulation Declaration, and on August 7, 2021, the Debtors filed the Updated Tabulation Exhibit;

WHEREAS, on August 9, 2021, the Debtors filed the Debtors’ Memorandum of Law in Support of Confirmation of Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Affiliated Debtors (Docket No. 1373) (the “Confirmation Brief”);

WHEREAS, on August 9, 2021, the Debtors filed the (i) Declaration of Farzana Khaleel in Support of Confirmation of Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Affiliated Debtors (Docket No. 1374) (the “Khaleel Declaration”), (ii) Declaration of Mark A. Renzi in Support of Confirmation of Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Affiliated Debtors (Docket No. 1377) (the “Liquidation Analysis Declaration”), and (iii) Declaration of Barak Klein in Support of Confirmation of Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Affiliated Debtors (Docket No. 1376) (the “Valuation Analysis Declaration,” and together with the Khaleel Declaration and Liquidation Analysis Declaration, the “Supporting Declarations”);

WHEREAS, on August 11, 2021, this Court held the Confirmation Hearing;

WHEREAS, this Court has fully considered the entire record of the Confirmation Hearing;

WHEREAS, this Court has heard the arguments of counsel and considered the evidence presented, proffered, and adduced at the Confirmation Hearing;

WHEREAS, this Court is familiar with and has taken judicial notice of the entire record of these chapter 11 cases;

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WHEREAS, any objections to confirmation of the Plan have been settled, withdrawn, resolved, or overruled in their entirety on the merits by this Court;

THEREFORE, based on the foregoing; and after due deliberation thereon and sufficient cause appearing therefor, this Court hereby FINDS, DETERMINES, and CONCLUDES as follows:

FINDINGS OF FACT AND CONCLUSIONS OF LAW

A.Findings of Fact and Conclusions of Law.  The findings and conclusions set forth herein and in the record of the Confirmation Hearing constitute this Court’s findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure, as made applicable herein by Bankruptcy Rules 7052 and 9014.  To the extent any of the following findings of fact constitute conclusions of law, they are adopted as such.  To the extent any of the following conclusions of law constitute findings of fact, they are adopted as such.

B.Jurisdiction, Venue, Core Proceeding.  This Court has jurisdiction over these chapter 11 cases and this matter pursuant to 28 U.S.C. § 1334.  Confirmation of the Plan is a core proceeding pursuant to 28 U.S.C. § 157(b) and this Court has jurisdiction to enter a final order with respect thereto.  The Debtors consent to the entry of a final order by the Court in accordance with the terms set forth herein to the extent that it is later determined that the Court, absent consent of the parties, cannot enter final orders or judgments consistent with Article III of the United States Constitution.  Venue is proper before this Court pursuant to 28 U.S.C. §§ 1408 and 1409.  The Debtors are eligible debtors under section 109 of the Bankruptcy Code.  The Debtors are proper plan proponents under section 1121(a) of the Bankruptcy Code.

C.Chapter 11 Petitions.  Beginning on November 1, 2020, each Debtor commenced with this Court a voluntary case under chapter 11 of the Bankruptcy Code (the “Chapter 11 Cases”).  The Debtors are authorized to continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.  No trustee or examiner has been appointed in the Chapter 11 Cases pursuant to section 1104 of the Bankruptcy Code.  The Chapter 11 Cases are being jointly administered pursuant to Bankruptcy Rule 1015(b) and Local Rule 1015-1.  On November 13, 2020, the Office of the United States Trustee for Region 7 (the “U.S. Trustee”) appointed the official committee of unsecured creditors (the “Creditors’ Committee”).

D.Judicial Notice.  This Court takes judicial notice of the docket of the Chapter 11 Cases maintained by the Clerk of the Court, including all pleadings and other documents filed, all orders entered, all hearing transcripts, and all evidence and arguments made, proffered, or adduced at the hearings held before this Court during the pendency of the Chapter 11 Cases.  Any resolution of objections to the confirmation of the Plan explained on the record at the Confirmation Hearing is hereby incorporated by reference.  All unresolved objections, statements, informal objections, and reservations of rights, if any, related to the Plan, or confirmation of the Plan are overruled in their entirety on the merits and denied.

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E.Burden of Proof.  Based on the record of the Chapter 11 Cases, each of the Debtors has met the burden of proving each element of sections 1129(a) and (b) of the Bankruptcy Code by a preponderance of the evidence.

F.Claims Bar Date.  As evidenced by the affidavits filed at Docket Nos. 922, 926, and 950, holders of Claims and Interests and Other Beneficial Owners were given notice and the opportunity to file proofs of claim against the Debtors in accordance with the procedures and deadlines set forth in the Order (I) Establishing Deadline to File Proofs of Claim and (II) Approving Form and Manner of Notice Thereof (Docket No. 902).

G.Solicitation.  As described in and evidenced by the Solicitation Affidavit, the Solicitation Declaration, and the Tabulation Declaration, transmittal and service of the Solicitation Materials (collectively, the “Solicitation”) were timely, adequate, appropriate, and sufficient under the circumstances.  The Solicitation (i) was conducted in good faith and (ii) complied with the Bankruptcy Code, the Bankruptcy Rules, the Local Rules, the Disclosure Statement Order, and all other applicable non-bankruptcy rules, laws, and regulations applicable to the Solicitation.

H.Notice.  As evidenced by the Solicitation Affidavit, the Publication Affidavits, the Solicitation Declaration, and the Tabulation Declaration, all parties required to be given notice of the Confirmation Hearing (including the deadline for filing and serving objections to confirmation of the Plan) have been given due, proper, adequate, timely, and sufficient notice of the Confirmation Hearing in accordance with the Disclosure Statement Order and in compliance with the Bankruptcy Code, the Bankruptcy Rules, the Local Rules, and all other applicable non-bankruptcy rules, laws, and regulations, and such parties have had an opportunity to appear and be heard with respect thereto.

I.Tabulation Results.  As described in the Tabulation Declaration, the holders of Claims in Class 3 (First Lien Credit Facility Claims), Class 4 (Consenting Crossholders Claims), Class 5 (Ongoing Trade Claims), Class 7 (Unsecured Claims), Class 10 (Existing LP Common Units), Class 11 (Existing REIT Preferred Stock), Class 12 (Existing REIT Common Stock), and Class 14 (Section 510(b) Claims) are Impaired under the Plan and have voted to accept the Plan in the numbers and amounts required by section 1126 of the Bankruptcy Code. No Class that was entitled to vote on the Plan voted to reject the Plan. All procedures used to tabulate the Ballots were conducted in accordance with the Disclosure Statement Order.

J.Bankruptcy Rule 3016.  In accordance with Bankruptcy Rule 3016(a), the Plan is dated and identifies the Debtors as proponents of the Plan.  The Debtors appropriately filed the Disclosure Statement and the Plan with this Court, thereby satisfying Bankruptcy Rule 3016(b).  The discharge, release, injunction, and exculpation provisions of the Plan are set forth in bold and with specific and conspicuous language, thereby complying with Bankruptcy Rule 3016(c).

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Compliance with Requirements of Section 1129 of Bankruptcy Code

K.Plan Compliance with the Bankruptcy Code (11 U.S.C. § 1129(a)(1)).  The Plan complies with the applicable provisions of the Bankruptcy Code and thereby satisfies section 1129(a)(1) of the Bankruptcy Code.  More particularly:

1.Proper Classification (11 U.S.C. §§ 1122, 1123(a)(1)).  In addition to Administrative Expense Claims (section 2.1 of the Plan), Fee Claims (section 2.2 of the Plan), and Priority Tax Claims (section 2.3 of the Plan), which need not be classified, Articles III and IV of the Plan classify and describe the treatment of fourteen (14) Classes of Claims and Interests of the Debtors.  The Claims and Interests placed in each Class are substantially similar to the other Claims and Interests, as the case may be, in each such Class.  Valid business, factual, and legal reasons exist for separately classifying the various Classes of Claims and Interests created under the Plan, the classifications were not implemented for improper purposes, and such Classes do not unfairly discriminate between holders of Claims and Interests.  The Plan therefore satisfies sections 1122 and 1123(a)(1) of the Bankruptcy Code.

2.Specified Unimpaired Classes (11 U.S.C. § 1123(a)(2)).  Articles III and IV of the Plan specify that Class 1 (Other Priority Claims), Class 2 (Other Secured Claims), Class 6 (Property-Level Guarantee Settlement Claims), Class 8 (Intercompany Claims), and Class 13 (Intercompany Interests) are Unimpaired under the Plan within the meaning of section 1124 of the Bankruptcy Code, thereby satisfying section 1123(a)(2) of the Bankruptcy Code.

3.Specified Treatment of Impaired Classes (11 U.S.C. § 1123(a)(3)).  Articles III and IV of the Plan designate Class 3 (First Lien Credit Facility Claims), Class 4 (Consenting Crossholders Claims), Class 5 (Ongoing Trade Claims), Class 7 (Unsecured Claims), Class 9 (Existing LP Preferred Units), Class 10 (Existing LP Common Units), Class 11 (Existing REIT Preferred Stock), Class 12 (Existing REIT Common Stock), and Class 14 (Section 510(b) Claims) as impaired within the meaning of section 1124 of the Bankruptcy Code and specify the treatment of the Claims and Interests in those Classes, thereby satisfying section 1123(a)(3) of the Bankruptcy Code.

4.No Discrimination (11 U.S.C. § 1123(a)(4)). The Plan provides for the same treatment for each Claim or Interest in each respective Class unless the holder of a particular Claim or Interest has agreed to a less favorable treatment of such Claim or Interest, thereby satisfying section 1123(a)(4) of the Bankruptcy Code.

5.Implementation of Plan (11 U.S.C. § 1123(a)(5)).  The Plan, including the various documents and agreements set forth in the Plan Supplement, provides adequate and proper means for the implementation of the Plan, thereby satisfying section 1123(a)(5) of the Bankruptcy Code, including, but not limited to (i) all corporate actions as set forth more fully in Article V of the Plan including the continued corporate existence of the Reorganized Debtors, (ii) the funding of the Plan, (iii) the cancellation of certain existing securities and agreements, (iv) the cancellation of certain existing security interests, (v) the authorization, issuance, and delivery of the New Senior Secured Notes, New Convertible Notes, the New Money Convertible Notes, and the New Common Stock, (vi) the entry into the Exit Facility, (vii)  the entry into settlement agreements between the Debtors and holders of Property-Level Guarantee Claims (the “Property-Level Settlements”),

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(viii)  compromise and settlement of Claims, Interests, and controversies, and (ix) the taking of all necessary or appropriate actions by the Debtors or Reorganized Debtors, as applicable, to effectuate the Restructuring Transactions under and in connection with the Plan.

6.Non-Voting Equity Securities/Allocation of Voting Power (11 U.S.C. § 1123(a)(6)).  The applicable New Corporate Governance Documents and Exit Credit Facility Borrower Corporate Governance Documents have been or will be amended on or prior to the Effective Date to prohibit the issuance of non-voting equity securities, thereby satisfying section 1123(a)(6) of the Bankruptcy Code.  In addition, the issuance of the New Common Stock, which are not non-voting equity securities, complies with section 1123(a)(6) of the Bankruptcy Code.

7.Designation of Directors and Officers (11 U.S.C. § 1123(a)(7)).  The Plan Supplement and section 5.5 of the Plan contain provisions with respect to the manner of selection of directors and officers of the Reorganized Debtors that are consistent with the interests of creditors, equity security holders, and public policy, thereby satisfying section 1123(a)(7) of the Bankruptcy Code.

8.Impairment/Unimpairment of Classes of Claims or Interests (11 U.S.C. § 1123(b)(1)).  As contemplated by section 1123(b)(1) of the Bankruptcy Code, and pursuant to section 1124 of the Bankruptcy Code, Articles III and IV of the Plan classify and describe the treatment for the Unimpaired Classes and Impaired Classes as follows: (i) Class 1 (Other Priority Claims), Class 2 (Other Secured Claims), Class 6 (Property-Level Guarantee Settlement Claims), Class 8 (Intercompany Claims), and Class 13 (Intercompany Interests) are Unimpaired and (ii) Class 3 (First Lien Credit Facility Claims), Class 4 (Consenting Crossholders Claims), Class 5 (Ongoing Trade Claims), Class 7 (Unsecured Claims), Class 9 (Existing LP Preferred Units), Class 10 (Existing LP Common Units), Class 11 (Existing REIT Preferred Stock), Class 12 (Existing REIT Common Stock), and Class 14 (Section 510(b) Claims) are Impaired.

9.Assumption and Rejection (11 U.S.C. § 1123(b)(2)).  Article VIII of the Plan addresses the assumption and rejection of executory contracts and unexpired leases and satisfies the requirements of section 365(b) of the Bankruptcy Code.  In accordance with section 8.2 of the Plan, as set forth in the Cure Notice, the Debtors served a notice on parties to executory contracts and unexpired leases to be assumed reflecting the Debtors’ intention to assume such contracts or leases in connection with the Plan and indicating Cure Amounts.  Any monetary amounts by which any executory contract or unexpired lease to be assumed under the Plan is in default shall be satisfied, under section 365(b)(1) of the Bankruptcy Code, by the Debtors or Reorganized Debtors, as applicable, upon assumption thereof.

10.Compromise and Settlement (11 U.S.C. § 1123(b)(3)). In accordance with section 1123(b)(3) of the Bankruptcy Code and Bankruptcy Rule 9019, and in consideration for the distributions, releases, and other benefits provided under the Plan, the settlements and compromises embodied in the Plan, including the Property-Level Settlements and related Form Waiver Agreement, constitute a good faith compromise among the Debtors, certain holders of Claims and Interests and the Creditors’ Committee of all Claims and Interests, Causes of Action and controversies among such parties. The Plan is dependent upon and incorporates the terms of such compromises and settlements, which were negotiated in good faith and at arm’s length, are supported by valuable consideration, and are essential elements of the Plan. The settlements and

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compromises are fair, equitable, reasonable, and in the best interests of the Debtors, the Debtors’ Estates, the holders of Claims and Interests, and all other parties in interest, and satisfy the standards for approval under Bankruptcy Rule 9019 and sections 363 and 1123(b)(3) of the Bankruptcy Code. The Debtors and the Creditors’ Committee properly discharged their fiduciary duties in entering into the settlements and compromises embodied in the Plan.

11.Retention of Causes of Action and Reservation of Rights (11 U.S.C. § 1123(b)(3)).  On July 19, 2021, the Debtors filed with the Court a schedule of retained Causes of Action as Exhibit L to the Plan Supplement.  Therefore, in accordance with section 1123(b)(3) of the Bankruptcy Code and section 10.11 of the Plan, except as otherwise released under the Plan or Confirmation Order, the Reorganized Debtors shall have, retain, reserve, and be entitled to assert all such claims, Causes of Action, rights of setoff or recoupment, and other legal or equitable defenses as fully as if the Chapter 11 Cases had not been commenced, and all of the Debtors’ legal and equitable rights in respect of any Unimpaired Claim may be asserted after the Confirmation Date and Effective Date to the same extent as if the Chapter 11 Cases had not been commenced.

12.Unaffected Rights of Holders of Claims (11 U.S.C. § 1123(b)(5)).  The Plan leaves unaffected the rights of holders of Claims and Interests in Class 1 (Other Priority Claims), Class 2 (Other Secured Claims), Class 6 (Property-Level Guarantee Settlement Claims), Class 8 (Intercompany Claims), and Class 13 (Intercompany Interests).  Thus, the Plan complies with section 1123(b)(5) of the Bankruptcy Code.

13.Additional Plan Provisions (11 U.S.C. § 1123(b)(6)).  The provisions of the Plan are appropriate and consistent with the applicable provisions of the Bankruptcy Code, thereby satisfying section 1123(b)(6) of the Bankruptcy Code.

14.Cure of Defaults (11 U.S.C. § 1123(d)).  Section 8.2 of the Plan provides for the payment of Cure Amounts for each executory contract and unexpired lease to be assumed pursuant to the Plan.  The Debtors or the Reorganized Debtors, as applicable, have paid or will pay valid Cure Amounts on the Effective Date.  Thus, the Plan complies with section 1123(d) of the Bankruptcy Code.

L.Debtors’ Compliance with Bankruptcy Code (11 U.S.C. § 1129(a)(2)).  The Debtors have complied with the applicable provisions of the Bankruptcy Code.  Specifically:

1.Each of the Debtors is an eligible debtor under section 109 of the Bankruptcy Code;

2.The Debtors have complied with all other applicable provisions of the Bankruptcy Code, except as otherwise provided or permitted by orders of the Court; and

3.The Debtors have complied with the applicable provisions of the Bankruptcy Code, including sections 1125 and 1126(b), the Bankruptcy Rules, the Local Rules, applicable non-bankruptcy law, and all other applicable laws, rules, and regulations in transmitting the Plan, the Plan Supplement, the Disclosure Statement, the Ballots, Notice of Non-Voting Status, the Release Opt Out Forms, and related documents and notices and in soliciting and tabulating the votes on the Plan.

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M.Plan Proposed in Good Faith (11 U.S.C. § 1129(a)(3)).  The Debtors have proposed the Plan (and all documents necessary to effectuate the Plan) in good faith and not by any means forbidden by law, thereby satisfying section 1129(a)(3) of the Bankruptcy Code.  The Debtors’ good faith is evident from the facts and record of the Chapter 11 Cases, the Disclosure Statement, the record of the Confirmation Hearing, and other proceedings held in the Chapter 11 Cases.  The Plan and the Plan Documents were proposed with the legitimate and honest purpose of maximizing the value of the Debtors’ Estates and to effectuate a successful reorganization of the Debtors.  The Plan (including all documents necessary to effectuate the Plan) was negotiated in good faith and at arm’s length among the Debtors, the Consenting Bank Lenders, the Consenting Crossholders, the Consenting Noteholders, and the Creditors’ Committee, and their respective advisors.  Further, the Plan’s classification, indemnification, exculpation, release, and injunction provisions have been negotiated in good faith and at arm’s length, are consistent with sections 105, 1122, 1123(b)(3)(A), 1123(b)(6), 1129, and 1142 of the Bankruptcy Code, and are each integral to the Plan, supported by valuable consideration, and necessary for the Debtors’ successful reorganization.

N.Payment for Services or Costs and Expenses (11 U.S.C. § 1129(a)(4)).  Any payment made or to be made by the Debtors for services or for costs and expenses in or in connection with the Chapter 11 Cases, or in connection with the Plan and incident to the Chapter 11 Cases, has been approved by, or is subject to the approval of, the Court as reasonable, thereby satisfying section 1129(a)(4) of the Bankruptcy Code.

O.Directors, Officers, and Insiders (11 U.S.C. § 1129(a)(5)).  The Debtors have complied with section 1129(a)(5) of the Bankruptcy Code.  The Plan provides that except as otherwise provided in the Plan Supplement, the officers of the respective Reorganized Debtors immediately before the Effective Date, as applicable, shall serve as the initial officers of each of the respective Reorganized Debtors on and after the Effective Date.  The appointment to, or continuance in, such offices of such persons is consistent with the interests of holders of Claims against and Interests in the Debtors and with public policy.  Each such of the directors and managers of each of the Reorganized Debtors shall be appointed in accordance with the Plan and the New Corporate Governance Documents and the Exit Credit Facility Borrower Corporate Governance Documents, as applicable, and serve pursuant to the terms of the applicable organizational documents of such Reorganized Debtor and may be replaced or removed in accordance with such organizational documents.

P.No Rate Changes (11 U.S.C. § 1129(a)(6)).  The Plan does not provide for rate changes by any of the Reorganized Debtors.  Thus, section 1129(a)(6) of the Bankruptcy Code is not applicable in the Chapter 11 Cases.

Q.Best Interest of Creditors (11 U.S.C. § 1129(a)(7)).  The Plan satisfies section 1129(a)(7) of the Bankruptcy Code  The liquidation analysis provided in the Disclosure Statement, the Liquidation Analysis Declaration, and the other evidence presented, proffered, or adduced at the Confirmation Hearing (i) are persuasive and credible, (ii) have not been controverted by other evidence, and (iii) establish that each holder of an Impaired Claim or Interest either has accepted the Plan or will receive or retain under the Plan, on account of such Claim or Interest, property of a value, as of the Effective Date, that is not less than the amount that such

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holder would receive or retain if the Debtors were liquidated under chapter 7 of the Bankruptcy Code on such date.

R.Acceptance by Certain Classes (11 U.S.C. § 1129(a)(8)). Class 3 (First Lien Credit Facility Claims), Class 4 (Consenting Crossholders Claims), Class 5 (Ongoing Trade Claims), Class 7 (Unsecured Claims), Class 10 (Existing LP Common Units), Class 11 (Existing REIT Preferred Stock), Class 12 (Existing REIT Common Stock), and Class 14 (Section 510(b) Claims) are Classes of Impaired Claims that have voted to accept the Plan in accordance with sections 1126(b) and (c) of the Bankruptcy Code. Class 1 (Other Priority Claims), Class 2 (Other Secured Claims), Class 6 (Property-Level Guarantee Settlement Claims), Class 8 (Intercompany Claims), and Class 13 (Intercompany Interests) are Unimpaired under the Plan pursuant to section 1124 of the Bankruptcy Code and, accordingly, Holders of Claims or Interests in such classes are conclusively deemed to have accepted the Plan pursuant to section 1126(f) of the Bankruptcy Code.

S.Treatment of Administrative Expense Claims, Fee Claims, Priority Tax Claims, and Other Priority Claims (11 U.S.C. § 1129(a)(9)).  The treatment of Allowed Administrative Expense Claims and Fee Claims pursuant to sections 2.1 and 2.2, respectively, of the Plan satisfies the requirements of section 1129(a)(9)(A) of the Bankruptcy Code.  The treatment of Priority Tax Claims pursuant to section 2.3 of the Plan satisfies the requirements of section 1129(a)(9)(C) of the Bankruptcy Code.  The treatment of Other Priority Claims pursuant to section 4.1 of the Plan satisfies the requirements of section 1129(a)(9)(B) of the Bankruptcy Code.

T.Acceptance by Impaired Class (11 U.S.C. § 1129(a)(10)). Class 3 (First Lien Credit Facility Claims), Class 4 (Consenting Crossholders Claims), Class 5 (Ongoing Trade Claims), Class 7 (Unsecured Claims), Class 10 (Existing LP Common Units), Class 11 (Existing REIT Preferred Stock), Class 12 (Existing REIT Common Stock), and Class 14 (Section 510(b) Claims) are Classes of Impaired Claims that have voted to accept the Plan by the requisite majorities in accordance with section 1126 of the Bankruptcy Code, determined without including any acceptance of the Plan by any insider, thereby satisfying the requirements of section 1129(a)(10) of the Bankruptcy Code.

U.Feasibility (11 U.S.C. § 1129(a)(11)).  The information in the Disclosure Statement, the Supporting Declarations, and the evidence proffered or adduced at the Confirmation Hearing (i) are persuasive and credible, (ii) have not been controverted by other evidence, and (iii) together with the record of the Chapter 11 Cases and the evidence presented at the Confirmation Hearing, establish that the Plan is feasible, that there is a reasonable prospect of the Reorganized Debtors being able to meet their financial obligations under the Plan as well as their business obligations in the ordinary course, that the incurrence of the obligations contemplated by the Plan will not result in the insolvency of the Debtors, and that confirmation of the Plan is not likely to be followed by the liquidation or the need for further financial reorganization of the Reorganized Debtors, thereby satisfying the requirements of section 1129(a)(11) of the Bankruptcy Code.

V.Payment of Statutory Fees (11 U.S.C. § 1129(a)(12)).  Section 2.5 of the Plan provides that all Statutory Fees currently payable under section 1930 of title 28 of the United

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States Code, as determined by the Bankruptcy Code, have been or will be paid on or before the Effective Date, thereby satisfying the requirements of section 1129(a)(12) of the Bankruptcy Code.

W.Continuation of Retiree Benefits (11 U.S.C. § 1129(a)(13)).  Section 8.5 of the Plan provides that all Employment Arrangements, including Benefit Plans, of the Debtors shall be treated as executory contracts under the Plan and, on the Effective Date, will be assumed pursuant to sections 365 and 1123 of the Bankruptcy Code.  The Plan therefore satisfies section 1129(a)(13) of the Bankruptcy Code.

X.No Domestic Support Obligations (11 U.S.C. § 1129(a)(14)).  The Debtors are not required by a judicial or administrative order, or by statute, to pay a domestic support obligation.  Accordingly, section 1129(a)(14) of the Bankruptcy Code is inapplicable in the Chapter 11 Cases.

Y.Debtors Are Not Individuals (11 U.S.C. § 1129(a)(15)).  The Debtors are not individuals and, accordingly, section 1129(a)(15) of the Bankruptcy Code is inapplicable in the Chapter 11 Cases.

Z.No Applicable Non-Bankruptcy Law Regarding Transfers (11 U.S.C. § 1129(a)(16)).  The Debtors are each a moneyed, business, or commercial corporation, and, accordingly, section 1129(a)(16) of the Bankruptcy Code is inapplicable in the Chapter 11 Cases.

AA.No Unfair Discrimination; Fair and Equitable (11 U.S.C. § 1129(b)).  Class 9 (Existing LP Preferred Units) is deemed to have rejected the Plan.  Based upon the evidence proffered, adduced, and presented by the Debtors at the Confirmation Hearing, the Plan does not discriminate unfairly and is fair and equitable with respect to Class 9, as required by sections 1129(b)(1) and (b)(2) of the Bankruptcy Code, because all LP Preferred Units are held by CBL & Associates Properties, Inc. (the “REIT”) and the REIT has consented to the Plan’s treatment of the Existing LP Preferred Units.

BB.Only One Plan (11 U.S.C. § 1129(c)).  The Plan is the only plan filed in each of the Chapter 11 Cases and, accordingly, section 1129(c) of the Bankruptcy Code is inapplicable in the Chapter 11 Cases.

CC.Principal Purpose of Plan (11 U.S.C. § 1129(d)).  The principal purpose of the Plan is not the avoidance of taxes or the avoidance of the application of section 5 of the Securities Act, and no governmental entity has objected to the confirmation of the Plan on any such grounds.  The Plan, therefore, satisfies the requirements of section 1129(d) of the Bankruptcy Code.

DD.Small Business Cases (11 U.S.C. § 1129(e)).  The Chapter 11 Cases are not “small business cases” as defined in section 1129(e) of the Bankruptcy Code, and, accordingly, section 1129(e) of the Bankruptcy Code is inapplicable in the Chapter 11 Cases.

EE.Good Faith Solicitation (11 U.S.C. § 1125(e)).  Based on the record before the Court in the Chapter 11 Cases, including evidence presented at the Confirmation Hearing, the Debtors, the Released Parties, and the Exculpated Parties (i) have acted in “good faith” within the meaning of section 1125(e) of the Bankruptcy Code in compliance with the applicable provisions

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of the Bankruptcy Code, the Bankruptcy Rules, the Local Rules, and any applicable non-bankruptcy law, rule, or regulation governing the adequacy of disclosure in connection with the development of the Plan, all their respective activities relating to the solicitation of acceptances to the Plan and their participation in the activities described in section 1125 of the Bankruptcy Code, including, without limitation, the negotiation, execution, delivery, entry into and performance of the Restructuring Support Agreement, the Exit Credit Facility, the New Senior Secured Notes, the New Convertible Notes, the New Money Convertible Notes, the New Corporate Governance Documents, Exit Credit Facility Borrower Corporate Governance Documents, any other Plan Documents, the extension of financing under the Exit Credit Facility, the New Senior Secured Notes, the New Convertible Notes, the New Money Convertible Notes, consummation of the Restructuring Transactions, and appointment of the New Board, and (ii) shall be deemed to have participated in good faith and in compliance with the applicable provisions of the Bankruptcy Code in the offer and issuance of any securities under the Plan, and therefore are not, and on account of such offer, issuance, and solicitation shall not be, liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of the Plan or the offer and issuance of the securities under the Plan, and are entitled to the protections afforded by section 1125(e) of the Bankruptcy Code and the exculpation provisions set forth in section 10.8 of the Plan.

FF.Satisfaction of Confirmation Requirements.  Based upon the foregoing, the Plan satisfies the requirements for confirmation set forth in section 1129 of the Bankruptcy Code.

GG.Likelihood of Satisfaction of Conditions Precedent to the Effective Date.  Each of the conditions precedent to the Effective Date, as set forth in section 9.1 of the Plan, has been or is reasonably likely to be satisfied or waived in accordance with the Plan.

HH.Implementation.  The Plan Documents and Restructuring Transactions are essential elements of the Plan, and entry into each such Plan Document and effectuating the Restructuring Transactions are in the best interests of the Debtors, the Estates, and holders of Claims and Interests.  The Plan Documents are incorporated by reference, are approved in all respects, and constitute an integral part of this Confirmation Order.  The Debtors are hereby authorized to execute such Plan Documents and take all such further actions as are necessary to implement such Plan Documents and Restructuring Transactions, including the payment of all fees, expenses, and other payments in accordance with the terms thereof.  The Debtors have exercised reasonable business judgment in determining to enter into each of the Plan Documents and Restructuring Transactions, and the terms and conditions of all such Plan Documents, including the fees, expenses, and other payments set forth therein, have been and continue to be negotiated in good faith and at arm’s length, are fair and reasonable, are supported by reasonably equivalent value and fair consideration, and shall, upon completion of documentation and execution, be valid, binding, non-avoidable, and enforceable agreements and not be in conflict with any federal, state, or local law.  The Debtors have provided sufficient and adequate notice of each of the Plan Documents to all parties in interest in the Chapter 11 Cases.

II.Executory Contracts and Unexpired Leases.  The Debtors have exercised reasonable business judgment in determining whether to assume or reject executory contracts and unexpired leases pursuant to Article VIII of the Plan.  Each assumption of an executory contract or unexpired lease pursuant to Article VIII of the Plan shall be legal, valid, and binding upon the

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Debtors or Reorganized Debtors and their successors and assigns and all non-Debtor parties and their successors and assigns to such executory contract or unexpired lease, all to the same extent as if such assumption were effectuated pursuant to an order of this Court under section 365 of the Bankruptcy Code entered before entry of this Confirmation Order.  Moreover, the Debtors have cured, or provided adequate assurance that the Debtors or Reorganized Debtors or their successors and assigns, as applicable, will cure, defaults (if any) under or relating to each of the executory contracts and unexpired leases that are being assumed by the Debtors pursuant to the Plan.

JJ.Good Faith.  The Debtors and the Released Parties have been and will be acting in good faith if they proceed to (i) consummate the Plan, the Restructuring Transactions, and the agreements, settlements, transactions, and transfers set forth therein and (ii) take any actions authorized and directed by this Confirmation Order.

KK.Exit Credit Facility.  The Exit Credit Facility is the best financing alternative available to the Debtors and is necessary to the consummation of the Plan and the operation of the Reorganized Debtors.  Additionally, the terms of the Exit Credit Facility are fair and reasonable, reflect the Debtors’ exercise of prudent business judgment consistent with their fiduciary duties, are supported by reasonably equivalent value and fair consideration, and are in the best interests of the Debtors’ Estates and their creditors.  The financial accommodations to be extended pursuant to the Exit Credit Facility are being extended in good faith and for legitimate business purposes, are reasonable, shall not be subject to recharacterization for any purposes whatsoever, and shall not constitute preferential transfers or fraudulent conveyances under the Bankruptcy Code or any other applicable non-bankruptcy law. Each party to the Exit Credit Facility may rely upon the provisions of this Confirmation Order in closing the Exit Credit Facility.

LL.New Senior Secured Notes and New Convertible Notes.  The issuance of the New Senior Secured Notes and New Convertible Notes is necessary to the consummation of the Plan and the operation of the Reorganized Debtors.  Additionally, the terms of the New Senior Secured Notes and New Convertible Notes are fair and reasonable, reflect the Debtors’ exercise of prudent business judgment consistent with their fiduciary duties, are supported by reasonably equivalent value and fair consideration, and are in the best interests of the Debtors’ Estates and their creditors.  The financial accommodations to be extended pursuant to the New Senior Secured Notes and New Convertible Notes are being extended in good faith and for legitimate business purposes, are reasonable, shall not be subject to recharacterization for any purposes whatsoever, and shall not constitute preferential transfers or fraudulent conveyances under the Bankruptcy Code or any other applicable non-bankruptcy law.  Each party to the New Senior Secured Notes and New Convertible Notes may rely upon the provisions of this Confirmation Order in connection with the issuance of the New Senior Secured Notes and New Convertible Notes.

MM.Injunctions, Releases, and Exculpation.  The Bankruptcy Court has jurisdiction under sections 1334(a) and (b) of title 28 of the United States Code and authority under section 105 of the Bankruptcy Code to approve the injunctions or stays, injunction against interference with the Plan, releases, and exculpation set forth in the Plan, including in sections 10.5, 10.6, 10.7, 10.8, and 10.9 of the Plan, respectively. As has been established based upon the record in the Chapter 11 Cases and the evidence presented at the Confirmation Hearing, such provisions (i) were given in exchange for good and valuable consideration, (ii) were integral to the agreements among the various parties in interest and are essential to the formulation and

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implementation of the Plan, as provided in section 1123 of the Bankruptcy Code, (iii) confer substantial benefits on the Debtors’ Estates, (iv) are fair, equitable, and reasonable, (v) are in the best interests of the Debtors, their Estates, and parties in interest, and (vi) failure to implement the injunctions, exculpation, and releases would seriously jeopardize the Debtors’ ability to confirm and implement the Plan.  Pursuant to section 1123(b)(3) of the Bankruptcy Code and Bankruptcy Rule 9019(a), the injunctions, releases, and exculpation set forth in the Plan and implemented by this Confirmation Order are fair, equitable, reasonable, and in the best interest of the Debtors, the Reorganized Debtors, and their Estates, creditors, and equity holders and supported by adequate consideration.

(i) The releases granted by the Debtors and their Estates under section 10.7(a) of the Plan (the “Debtor Releases”) represent a valid exercise of the Debtors’ business judgment.  For the reasons set forth on the record of the Chapter 11 Cases and the evidence proffered or adduced at the Confirmation Hearing, such releases are an integral and a necessary part of the Plan.  Also, the Debtor Releases are:  (1) in exchange for the good and valuable consideration provided by the Released Parties; (2) good faith settlement and compromise of the Claims released by the Debtors, the Reorganized Debtors, and the Estates; (3) fair, equitable, and reasonable; (4) in the best interests of the Debtors, the Estates, and all holders of Claims and Interests; (5) given and made after due notice and opportunity for hearing; and (6) a bar to any of the Debtors, the Reorganized Debtors, and the Estates asserting any Claim or Cause of Action released pursuant to the release described in section 10.7(a) of the Plan, except as otherwise set forth in the Plan.

(ii) The releases contained in section 10.7(b) of the Plan (the “Third-Party Releases”) are appropriate.  Holders of Claims and Interests, as well as Other Beneficial Owners, were duly informed of the Third-Party Releases, including through the Release Opt Out Forms, and given the opportunity to opt out.  The release provisions contained in section 10.7 of the Plan are consensual under applicable law because the releases therein are provided only by (i) holders of all Claims and Interests who voted to accept the Plan, (ii) the holders of all Claims or Interests whose vote to accept or reject the Plan was solicited but that did not vote either to accept or to reject the Plan, (iii) the holders of all Claims or Interests that voted, or were deemed, to reject the Plan but did not opt out of granting the releases set forth therein, (iv) the holders of all Claims and Interests and all Other Beneficial Owners that were given notice of the opportunity to opt out of granting the releases set forth in the Plan but did not opt out, and (v) the Released Parties.  The Third-Party Releases are consensual and:  (1) essential to the confirmation of the Plan; (2) given in exchange for the good and valuable consideration provided by the Released Parties; (3) a good faith settlement and compromise of the Claims released by the Third-Party Releases; (4) in the best interests of the Debtors and their Estates; (5) fair, equitable, and reasonable; (6) given and made after due notice and opportunity for hearing; and (7) a bar to any of the Releasing Parties asserting any Claim or Cause of Action released pursuant to the Third Party Releases, except as otherwise set forth in the Plan.  The Third-Party Releases are an integral part of the Plan that is overwhelmingly supported by the Voting Classes.  Like the Debtor Releases, the Third-Party Releases facilitated participation in both the Plan and the chapter 11 process generally.  The Third-Party Releases are instrumental to the Plan and were critical in incenting the parties to support the Plan.  The Third-Party Releases are appropriately tailored under the facts and circumstances of the Chapter 11 Cases.  Parties-in-interest have had a full opportunity to object to and/or opt out of the Third-Party Releases. As such, the Third-Party Releases appropriately offer certain protections to parties that constructively participated in the Debtors’ restructuring process by, among other

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things, supporting the Plan and the Restructuring Transactions.  Each of the Notices of Non-Voting Status, which were sent to holders of Claims and Interests in Non-Voting Classes (except with respect to holders of Claims and Interests in Class 8 (Intercompany Claims) and Class 13 (Intercompany Interests)), the Ballots, which were sent to holders of Claims in Voting Classes, and the Release Opt-Out Forms, which were sent as an attachment to the Notice of Non-Voting Status and separately to Other Beneficial Owners, expressly included, in bold font, the terms of the Third-Party Releases, as set forth in section 10.7 of the Plan.  The language of the Third-Party Releases was also emphasized using bold font in the Plan and the Disclosure Statement.  The Notice of Non-Voting Status and the Ballots advised careful review and consideration of the terms of the Third-Party Release, along with the Exculpation and Injunction provisions.  The language of the Third-Party Release was also emphasized using bold font in the Plan and the Disclosure Statement.  The Debtors sufficiently put the Releasing Parties on notice of the Claims being released.

(v) The exculpations granted under the Plan are reasonable in scope and do not relieve any party of liability for an act or omission to the extent such act or omission is a criminal act or constitutes intentional fraud, gross negligence, or willful misconduct.

(vi) The record of the Confirmation Hearing and the Chapter 11 Cases is sufficient to support the injunctions, releases, and exculpation provided for in the Plan, including sections 10.5, 10.6, 10.7, 10.8, and 10.9 of the Plan.  Accordingly, based upon the record of the Chapter 11 Cases, the representations of the parties, and/or the evidence proffered, adduced, and/or presented at the Combined Hearing, the injunctions, exculpation, and releases set forth in Article X of the Plan are consistent with the Bankruptcy Code and applicable law and are approved.

ORDER

ACCORDINGLY, IT IS HEREBY ORDERED, ADJUDGED, DECREED, AND DETERMINED THAT:

1.Findings of Fact and Conclusions of Law.  The above-referenced findings of fact and conclusions of law are hereby incorporated by reference as though fully set forth herein and shall constitute findings of fact and conclusions of law pursuant to Bankruptcy Rule 7052, made applicable herein by Bankruptcy Rule 9014.  All findings of fact and conclusions of law announced by this Court at the Confirmation Hearing in relation to confirmation of the Plan are hereby incorporated into this Confirmation Order.  To the extent that any finding of fact shall be determined to be a conclusion of law, it shall be deemed so, and vice versa.

2.Notices of the Confirmation Hearing, Solicitation, and Tabulation.  Notices of the Confirmation Hearing, Solicitation, and tabulation of submitted Ballots and Release Opt Out Forms complied with the Disclosure Statement Order, were appropriate and satisfactory based upon the circumstances of the Chapter 11 Cases, uncontroverted, and were in compliance with the Bankruptcy Code, the Bankruptcy Rules, and the Local Rules.

3.Confirmation of Plan.  The Plan and each of its provisions are confirmed pursuant to section 1129 of the Bankruptcy Code.  The Plan Documents contained in or contemplated by the Plan, including the Plan Supplement, are hereby authorized and approved.

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The terms of the Plan and the Plan Supplement are incorporated herein by reference and are an integral part of this Confirmation Order.  The terms of the Plan, the Plan Supplement, all exhibits thereto, and all other relevant and necessary documents shall be effective and binding as of the Effective Date.  Subject to the terms of the Plan (including all consent rights provided therein), the Debtors reserve the right to alter, amend, update, or modify the Plan Documents prior to the Effective Date.  The failure to specifically include or refer to any particular article, section, or provision of the Plan or the Plan Documents in this Confirmation Order shall not diminish or impair the effectiveness or enforceability of such article, section, or provision nor constitute a waiver thereof, it being the intent of this Court that the Plan is confirmed in its entirety and incorporated herein by this reference.

4.Objections.  To the extent that any objections (including any reservations of rights contained therein) to confirmation of the Plan or other responses or reservations of rights with respect thereto have not been withdrawn, waived, settled or otherwise resolved prior to entry of this Confirmation Order, such objections and responses shall be, and hereby are, overruled on the merits and denied.

5.No Action.  Pursuant to the appropriate provisions of the General Corporation Law of the State of Delaware, other applicable non-bankruptcy law, and section 1142(b) of the Bankruptcy Code, no action of the respective directors or stockholders of the Debtors shall be required to authorize the Debtors to enter into, execute, deliver, file, adopt, amend, restate, consummate, or effectuate, as the case may be, the Plan nor any contract, instrument, or other document to be executed, delivered, adopted, or amended in connection with the implementation of the Plan.

6.Governmental Approvals Not Required.  This Confirmation Order shall constitute all approvals and consents required, if any, by the laws, rules, or regulations of any state or any other governmental authority with respect to the implementation and consummation of the Plan and the Plan Documents and any other acts that may be necessary or appropriate for the implementation or consummation of the Plan or the Plan Documents.

7.Implementation of the Plan.  After the Confirmation Date, the Debtors (subject to any applicable consent rights of the Consenting Creditors as set forth in the Plan and Restructuring Support Agreement) the Reorganized Debtors, as applicable, and the appropriate officers, representatives, and members of the boards of directors thereof shall be authorized to, and may, issue, execute, deliver, file, or record such documents, contracts, instruments, releases, and other agreements, including those contained in the Plan Documents, and take such other actions as may be necessary or appropriate to effectuate, implement, and further evidence the terms and conditions of the Plan, including the Restructuring Transactions and all such other actions delineated in Article V of the Plan or otherwise contemplated by the Plan, including the conversion, merger, or dissolution of any Debtor, without the need for any further approvals, authorization, or consents, in each case, subject to the terms of the Plan and this Confirmation Order.

8.Restructuring Transactions.  After the Confirmation Date, the Debtors (subject to any applicable consent rights of the Consenting Creditors as set forth in the Plan and Restructuring Support Agreement) or Reorganized Debtors, as applicable, may take all actions

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consistent with this Confirmation Order and the Plan as may be necessary or appropriate to effect any transaction described in, approved by, contemplated by, or necessary to effectuate the Restructuring Transactions under and in connection with the Plan.

9.Approval of the New Corporate Governance Documents and Exit Facility Borrower Corporate Governance Documents.  The New Corporate Governance Documents and Exit Facility Borrower Corporate Governance Documents are hereby approved.  The Debtors and the Reorganized Debtors, as applicable, are authorized, without further approval of the Bankruptcy Court or any other party (but subject to any applicable consent rights of the Consenting Creditors as set forth in the Plan and Restructuring Support Agreement), to execute and deliver all agreements, documents, instruments, and certificates relating to the New Corporate Governance Documents and Exit Facility Borrower Corporate Governance Documents, and take such other actions as reasonably deemed necessary to perform their obligations thereunder.

10.Authorization and Entry into Exit Credit Facility Agreement.  The Debtors or the Reorganized Debtors, as applicable, are authorized to enter into, execute, and deliver the Exit Credit Facility Agreement on the terms provided in the Plan (and subject to any applicable consent rights of the Consenting Creditors as set forth in the Plan and Restructuring Support Agreement).

11.Plan Distributions. The Debtors are authorized to make all Plan Distributions pursuant to the terms of the Plan and to pay any other applicable fees and expenses approved by this Confirmation Order or any other order of this Court.

12.Restructuring Expenses.  The Debtors and Reorganized Debtors, as applicable, are authorized to pay all Restructuring Expenses in accordance with, and subject to, the terms of the Restructuring Support Agreement.

13.Exemption from Securities Laws.  The offering, issuance of, and the distribution under the Plan of the New Senior Secured Notes, New Convertible Notes (and the New Common Stock issued upon conversion thereof), New Common Stock, and New LP Units shall be exempt, without further act or actions by any Entity, from registration under the Securities Act, and all rules and regulations promulgated thereunder, and any other applicable securities laws to the fullest extent permitted by section 1145 of the Bankruptcy Code.  Pursuant to section 1145 of the Bankruptcy Code, the New Senior Secured Notes, the New Convertible Notes (and the New Common Stock issued upon conversion thereof), the New Common Stock, and the New LP Units may be resold without registration under the Securities Act or other federal securities laws by the recipients thereof, subject to (i) the provisions of section 1145(b)(1) of the Bankruptcy Code relating to the definition of an underwriter in section 2(a)(11) of the Securities Act, (ii) compliance with, or the limitations of, any rules and regulations of the SEC, if any, applicable at the time of any future transfer of such securities, (iii) the restrictions, if any, on the transferability of such securities under the terms of the New Senior Secured Notes Indenture, the New Convertible Notes Indenture, or the New Corporate Governance Documents, as applicable, and (iv) applicable regulatory approval. In addition, such section 1145 exempt securities generally may be resold without registration under state securities laws pursuant to various exemptions provided by the respective laws of the several states.

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14.Authorization and Issuance of Plan Securities.  The Debtors or Reorganized Debtors, as applicable, are authorized to issue all Plan-related securities, including the New Senior Secured Notes, New Convertible Notes, the New LP Units, and the New Common Stock, in accordance with the terms of the Plan.

15.Sufficiency of Plan and Confirmation Order. The Debtors need not provide any further evidence other than the Plan or the Confirmation Order with respect to the treatment of the securities to be issued under the Plan under applicable securities laws or the validity of any other transaction contemplated by the Plan or Confirmation Order. Notwithstanding anything to the contrary in the Plan, no entity (including, for the avoidance of doubt, DTC, or any Alternative Service) shall be entitled to require a legal opinion regarding the validity of any transaction contemplated by the Plan, including, for the avoidance of doubt, whether the initial sale and delivery by the issuer to the holders of New Senior Secured Notes, New Convertible Notes (and the New Common Stock issued upon conversion thereof), New Common Stock, or New LP Units is exempt from registration and/or eligible for DTC (or any Alternative Service) book-entry delivery, settlement, and depository services. DTC (or any Alternative Service) shall be required to accept and conclusively rely upon the Plan or Confirmation Order in lieu of a legal opinion regarding whether the New Senior Secured Notes, New Convertible Notes (and the New Common Stock issued upon conversion thereof), New Common Stock, or New LP Units is exempt from registration and/or eligible for DTC (or any Alternative Service) book-entry delivery, settlement, and depository services.

16.Executory Contracts and Unexpired Leases.

a.Pursuant to Article VIII of the Plan, as of and subject to the occurrence of the Effective Date and the payment of any applicable Cure Amount, all executory contracts and unexpired leases to which any of the Debtors are parties shall be deemed assumed, unless such contract or lease (i) was previously assumed or rejected by the Debtors, pursuant to Final Order of the Bankruptcy Court, (ii) previously expired or terminated pursuant to its own terms or by agreement of the parties thereto, (iii) is the subject of a motion to reject filed by the Debtors on or before the Confirmation Date, or (iv) is specifically designated as a contract or lease to be rejected on the Schedule of Rejected Contracts.

b.Subject to (i) satisfaction of the conditions set forth in section 8.1(a) of the Plan, (ii) resolution of any disputes in accordance with section 8.2 of the Plan with respect to the contracts or leases subject to such disputes, and (iii) the occurrence of the Effective Date, entry of the Confirmation Order by the Bankruptcy Court shall constitute approval of the assumptions or rejections provided for in the Plan pursuant to sections 365(a) and 1123 of the Bankruptcy Code. Each executory contract and unexpired lease assumed pursuant to the Plan shall vest in and be fully enforceable by the applicable Reorganized Debtor in accordance with its terms, except as modified by the provisions of the Plan, any Final Order of the Bankruptcy Court authorizing and providing for its assumption, or applicable law.

17.Conditions Precedent to Effective Date.  The Plan shall not become effective unless and until all conditions set forth in section 9.1 of the Plan have been satisfied or waived pursuant to section 9.2 of the Plan.

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18.Injunctions, Releases, and Exculpation.  As of the Effective Date, except for the rights that remain in effect from and after the Effective Date to enforce the Plan, all injunctions, releases, and exculpation provisions embodied in the Plan, including those contained in sections 10.6 (Plan Injunction), 10.7(a) (Releases by Debtors), 10.7(b) (Releases by Holders of Claims or Interests), and 10.8 (Exculpation), are hereby approved and shall be effective and binding on all Persons, to the extent provided in the Plan, without further order or action by this Court.

19.Securities and Exchange Commission.  Notwithstanding any provision herein to the contrary, no provision of the Plan, or any order confirming the Plan, (i) releases any non-Debtor Person or Entity (including any Released Party) from any Claim or Cause of Action of the United States Securities and Exchange Commission (the “SEC”); or (ii) enjoins, limits, impairs, or delays the SEC from commencing or continuing any Claims, Causes of Action, proceedings, or investigations against any non-Debtor Person or Entity (including any Released Party) in any forum.

20.Notwithstanding anything to the contrary herein, nothing in the Plan or this Order releases any claims of, or enjoins the exercise of any right or remedy by either PNC Bank, National Association, a national banking association, in its capacity as agent (in such capacity, “PNC Bank”) for the financial institutions (each an “Eagle Point Lender”) party to that certain Construction Loan Agreement dated October 31, 2017, (as previously amended and as the same may be further amended, restated, supplemented otherwise modified from time to time, the “Eagle Point Loan Agreement”), or any Eagle Point Lender against Shoppes at Eagle Point, LLC, a Tennessee limited liability company, in connection with the Eagle Point Loan Agreement.

21.Notwithstanding anything in the Plan, this Order, or the Plan Supplement to the contrary, the automatic stay set forth in section 362(a) of the Bankruptcy Code and the injunction set forth in section 10.6 of the Plan, as applicable, shall be deemed modified without further order of the Bankruptcy Court as of the date that is fourteen (14) calendar days after the entry of this Order, solely to permit the Holders of unliquidated personal injury tort and/or wrongful death Claims set forth on Exhibit C hereto, as may be supplemented by the Debtors from time to time (such Claims, which shall not include workers’ compensation or direct action claims, collectively, the “Tort Claims”), to proceed, initiate, or continue action against the Debtors in a nominal capacity (as named insureds) and/or third parties for the sole purpose, as against the Debtors, of liquidating their respective Tort Claim(s) and to collect any settlement or judgment that is solely payable by a third party, if any, including with respect to any available insurance proceeds; provided, that the Debtors and the Reorganized Debtors, as applicable, shall not be required to pay directly to Holders of such Tort Claims any fees, costs, self-insured retention, or other amounts of any kind whatsoever in connection with or as a result thereof, except to the extent such amounts receive treatment as Unsecured Claims or are otherwise payable pursuant to the Plan.  For the avoidance of doubt, nothing in this paragraph, the Plan, or the Plan Supplement shall impair, modify, or be deemed to modify or alter in any way (i) the availability of insurance coverage, if any, with respect to the Tort Claims; (ii) any of the Debtors’, Reorganized Debtors’, and/or Insurers’, as applicable, rights, remedies, defenses to coverage, and other defenses or objections to the Tort Claims; (iii) any rights of Holders of Tort Claims to recover amounts from any third party or from applicable Insurance Policies, if any; (iv) the rights and obligations as between the Debtors (and, after the Effective Date, the Reorganized Debtors) and the Insurers with

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respect to any Insurance Policies; or (v) the ability of (a) any holder of a Tort Claim to assert an Unsecured Claim for any self-insured retention, unpaid deductible, retainage, or retained limit, if and as applicable, under the applicable Insurance Policy or (b) the Debtors or Reorganized Debtors, as applicable, to object to any such Claim.

22.Property-Level Settlements.  In accordance with Bankruptcy Rule 9019, the Property-Level Settlements and the related classification of Property-Level Guarantee Settlement Claims are hereby approved pursuant to Bankruptcy Rule 9019.  Until and through the Effective Date, the Debtors are authorized to (a) continue to negotiate and enter into Property-Level Settlements, including as provided in the Form Waiver Agreement, and (b) in accordance with any such Property-Level Settlement, reclassify any such Property-Level Guarantee Claim from Class 7 (Unsecured Claims) to Class 6 (Property-Level Guarantee Settlement Claims); provided, however, pursuant to Section 9.1 of the Plan, it shall be a condition precedent to the Effective Date that the Property-Level Settlements, the Property-Level Guarantee Settlement Claims (including the classification and allowed amount, if any, of such Property-Level Guarantee Settlement Claims), and the Property-Level Guarantee Claims (including the classification and allowed amount, if any, of such Property-Level Guarantee Settlement Claims) shall be reasonably acceptable to the Required Consenting Noteholders.

23.Salon Adrian Settlement.  On March 16, 2016, a class action lawsuit was brought against the Company in the United States District Court for the Middle District of Florida (the “Florida Court”) by Wave Lengths Hair Salons of Florida, Inc. d/b/a Salon Adrian, alleging, among other things that certain of the Company entities overcharged tenants for electricity at certain bulk-metered malls (the “Salon Adrian Litigation”).  In April 2019, the Company entered into a settlement agreement and release with respect to the class action (the “Salon Adrian Settlement”) whereby the Company set aside a common fund with monetary and non-monetary value of $90 million to be disbursed to class members in accordance with an agreed-upon formula that is based upon aggregate damages of $60 million.  In August 2019, the Florida Court approved the Salon Adrian Settlement.  For the avoidance of doubt, and notwithstanding any contrary language in the Plan or Confirmation Order, including any supplements, cure notices, addendums or exhibits relating thereto, the Reorganized Debtors shall comply with their obligations under the Salon Adrian Settlement, including with respect to tenant credits, in the ordinary course following the Debtors’ emergence from the Chapter 11 Cases.

24.Whole Foods Market Group Inc. (“Whole Foods”).  Notwithstanding anything in the Plan or this Order to the contrary, the Premises (as defined in Whole Foods’s objection to confirmation of the Plan (Docket No. 1268) (the “Whole Foods Objection”)) shall not vest in the Debtors free and clear of the Use Restriction (as defined in the Whole Foods Objection) and any rights thereunder, all as more particularly described in the Whole Foods Lease (as defined in the Whole Foods Objection), which Whole Foods Lease the Debtors have agreed to assume in accordance with the terms of the Plan. All terms and conditions of the Whole Foods Lease, including the Use Restriction, shall remain in full force and effect upon such assumption in accordance with the terms and conditions thereof.

25.Quality Restaurant Concepts, LLC.  Quality Restaurant Concepts, LLC (“QRC”) and debtor Hixson Mall, LLC are parties to a Shopping Center Lease (the “QRC Lease”) made as of January 9, 2014.  QRC has asserted certain claims in connection with the QRC Lease,

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including the claims set forth in Proof of Claim No. 20740 (the “QRC POC”), in the Objection of Quality Restaurant Concepts, LLC to Debtors’ Third Amended Plan of Reorganization and Reservation of Rights filed at Docket No. 1328 (the “QRC Objection”), and in the Quality Restaurant Concepts, LLC’s Objection to Proposed Cure Amount and Reservation of Rights at Docket No. 1334 (the “QRC Objection to Cure”).  Notwithstanding anything in the Plan or this Confirmation Order to the contrary, all rights of QRC and the Debtors and the Reorganized Debtors, as applicable, with respect to the QRC Lease, the QRC POC, the QRC Objection, and the QRC Objection to Cure, including any objections and defenses of Debtors to same, are hereby preserved in their entirety and shall not be extinguished, released or otherwise affected by the Plan or Confirmation Order.

26.Exemption from Certain Transfer Taxes.  To the maximum extent permitted pursuant to section 1146(a) of the Bankruptcy Code, any transfers or exchange of any (i) securities, (ii) instruments or documents, or (iii) property under the Plan—including, for the avoidance of doubt, the transfer and recording of the properties, mortgages, pledges, hypothecations, and any other security interests specified in Exhibit F to the Plan, to be transferred following confirmation of the Plan in furtherance of the Plan—or the Plan Supplement, shall not, in each case, be subject to any document recording tax, deed tax, stamp tax, conveyance fee or other similar tax, mortgage tax, real estate transfer tax, mortgage recording tax, Uniform Commercial Code filing or recording fee, regulatory filing or recording fee, sales tax, use tax or other similar tax or governmental assessment.  Consistent with the foregoing, each recorder of deeds or similar official for any county, city or Governmental Unit in which any instrument hereunder is to be recorded shall, pursuant to the Confirmation Order, be ordered and directed to accept such instrument without requiring the payment of any filing fees, documentary stamp tax, deed stamps, stamp tax, transfer tax, mortgage tax, intangible tax or similar tax.  All filing or recordation officers (or any Person with authority over any of the foregoing), wherever located and by whomever appointed, shall comply with the requirements of section 1146(a) of the Bankruptcy Code, shall forego the collection of any such tax or governmental assessment, and shall accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax or governmental assessment.  Notwithstanding anything to the contrary herein, Exhibit F to the Plan may be amended or modified in advance of the Effective Date consistent with the Restructuring Transactions with the reasonable consent of the Required Consenting Creditors (in accordance with the terms of the Plan and RSA) and the Debtors shall file any such amendment(s) or modification(s) with the Bankruptcy Court.

27.Certain Texas Taxing Authorities.  Notwithstanding anything to the contrary in the Plan or this Order, with respect to the Claims of the following Texas taxing authorities: Cameron County; Dallas County; City of El Paso; Jefferson County; McLennan County; Brazos County, Texas; City of Waco, Texas; and Williamson County, Texas; Brazoria County Tax Office (the “Certain Texas Taxing Authorities”) that arise under the Texas Tax Code (the “Texas Taxing Authority Claims”):  (i) to the extent the Texas Tax Code provides for interest and/or penalties with respect to any portion of the Texas Taxing Authority Claims, such interest and/or penalties shall be included in the Texas Taxing Authority Claims; (ii) the liens, if any, securing the Texas Taxing Authority Claims shall be retained until the applicable Texas Taxing Authority Claims are paid in full; (iii) the liens, if any, securing the Texas Taxing Authority Claims shall retain their lien priority status under applicable non-bankruptcy law and shall not be primed or subordinated by the Exit Credit Facility, the New Senior Secured Notes, or the New

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Convertible Notes; (iv) the Debtors or the Reorganized Debtors, as applicable, shall pay Allowed Texas Taxing Authority Claims on the later of (a) the date the Texas Taxing Authority Claims become due pursuant to the Texas Tax Code and in the ordinary course of business (subject to any applicable extensions, grace periods, or similar rights under the Texas Tax Code), (b) the Effective Date (or as soon as reasonably practicable thereafter), or (c) the date that is twenty (20) days after the date such Texas Taxing Authority Claim becomes an “Allowed Claim;” (v) with respect to any ad valorem tax liabilities incurred by the Debtors after the Petition Date, the Certain Texas Taxing Authorities shall not be required to file an administrative expense claim(s) and/or request for payment; and, (vi) to the extent the Debtors, Reorganized Debtors, or any other responsible non-Debtor parties do not pay the post-petition taxes owed to the Certain Taxing Entities prior to delinquency, the post-petition taxes shall accrue interest and/or penalties, as and if applicable, at the statutory rate until the post-petition taxes and all accrued interest and penalty are paid in full.  Notwithstanding this paragraph 27, the Debtors’ and the Reorganized Debtors’ (as applicable) rights and defenses under applicable law and the Bankruptcy Code with respect to the foregoing, including their rights to dispute or object to the Texas Taxing Authority Claims and liens, if any, are fully preserved.

28.Assumed Leases.  Notwithstanding anything to the contrary in the Plan, nothing in the Plan or the Confirmation Order shall: (i) modify or otherwise release, waive, excuse, limit, diminish, or extinguish the rights, duties, obligations, responsibilities, or liabilities of any counterparty to any unexpired lease of nonresidential real property or related agreement with a Debtor or non-Debtor entity as such lease may be assumed by the Debtors, if applicable (each, together with any supplement, amendment, or modification thereto, as and if applicable, an “Assumed Lease”), all of which shall remain unimpaired by the Plan; (ii) modify the rights of any current or former party to an Assumed Lease, to assert any right of setoff or recoupment that such party may have under applicable bankruptcy or non-bankruptcy law, including, but not limited to, the assertion of rights in respect of legal and equitable defense, or to setoff or recoupment, under such Assumed Lease; (iii) release, waive, excuse, limit, diminish, extinguish or otherwise alter any of the duties, obligations, responsibilities or liabilities of the Debtors, as applicable, under any Assumed Lease, that are unbilled or not yet due or determined as of date hereof, regardless of when such obligations accrue or arise under such Assumed Lease, such as common area maintenance, insurance, taxes and similar obligations, any regular or periodic adjustment or reconciliation of charges under the Assumed Lease or Restrictive Covenant (defined below), or indemnification obligations, if any, each of which shall be performed when such obligations become due or owing in the ordinary course under the terms of the applicable Assumed Lease; or (iv) shall release, alter, extinguish, or otherwise diminish any interests, covenants, or rights applicable to any shopping center or real estate subject to an Assumed Lease that limit or condition the permitted use of the property, including but not limited to any provisions such as radius, location, use or exclusivity provision, or release, alter, extinguish, breach, or otherwise diminish any such provision contained in any other lease, financing agreement, master agreement, or other agreement, such as easements, reciprocal easement agreements, construction operating and reciprocal easement agreements, operating or redevelopment agreements, covenants, licenses, or permits (collectively, a “Restrictive Covenant”), relating to such shopping center or real estate.  Nothing in this paragraph 28 shall be deemed to release, waive, excuse, limit, diminish, extinguish or otherwise alter any of the rights, remedies, or obligations of the Debtors, Reorganized Debtors, or any non-Debtor entity, as applicable, set forth in the respective Assumed Lease(s) or Restrictive Covenant(s).

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29.Cinemark USA, Inc. (“Cinemark”).  The Debtors agree that Cinemark has a valid credit of $40,776.75 arising under its unexpired lease of nonresidential real property with CBL Monroeville, LP.

30.Ross Dress for Less, Inc. (“Ross”).  Nothing in the Plan, Plan Supplement, or Confirmation Order shall impair the relationship between the Debtors and the Reorganized Debtors, as applicable, and Ross with respect to the leases or Restrictive Covenants to which Ross is a party.  Ross shall not be a Releasing Party under the Plan.

31.ATC Indoor DAS LLC (“ATC”).  Notwithstanding anything in the Plan or the Confirmation Order to the contrary, and in accordance with section 8.2(c) of the Plan, upon an agreement between ATC, and any of its applicable affiliates and the Debtors, the Limited Objection of ATC to Notice of Cure Amounts With Respect to Executory Contracts and Unexpired Leases of Debtors (Docket No. 1341) (the “ATC Cure Objection”) has been adjourned until after the Confirmation Hearing.  All rights and defenses of ATC and the Debtors in connection with the ATC Cure Objection are hereby preserved in their entirety.

32.Utility Deposits.  Any deposit or other form of adequate assurance of performance pursuant to section 366 of the Bankruptcy Code that was received by one of the Debtors’ utility companies during these chapter 11 cases (collectively, the “Deposits”), including those Deposits deposited pursuant to the Court’s Order (I) Approving Debtors’ Proposed Form of Adequate Assurance of Payment to Utility Companies; (II) Establishing Procedures for Resolving Objections by Utility Companies; (III) Prohibiting Utility Companies from Altering, Refusing, or Discontinuing Service; and (IV) Granting Related Relief (Docket No. 61) in the Utility Deposit Account (as defined therein), shall be returned to the applicable Debtor, if not already returned, at the earlier of: (i) entry of an order of the Court authorizing the return of the Deposit to the applicable Debtor, and (ii) the Effective Date (at which time the Deposit shall be returned automatically, without further order of the Court, to the Debtors or Reorganized Debtors (as applicable)).

33.Dissolution of the Creditors’ Committee.  On the Effective Date, the Creditors’ Committee shall dissolve; provided, that following the Effective Date, the Creditors’ Committee, shall continue in existence and have standing and a right to be heard for the limited purposes of (i) filing and prosecuting applications for allowance of Fee Claims, and (ii) any appeal of the Confirmation Order or other appeal to which the Creditors’ Committee is a party.  Upon the dissolution of the Creditors’ Committee, members of the Creditors’ Committee and their respective Professional Persons shall cease to have any duty, obligation, or role arising from or related to the Chapter 11 Cases and shall be released and discharged from all rights and duties from or related to the Chapter 11 Cases.  The Reorganized Debtors shall be responsible for paying fees and expenses incurred by members of the Creditors’ Committee and/or advisors to the Creditors’ Committee after the Effective Date with respect to the limited purposes identified in this paragraph 33.

34.Statutory Fees.  All Statutory Fees due and payable prior to the Effective Date shall be paid by the Debtors or the Reorganized Debtors.  On and after the Effective Date, the Reorganized Debtors shall pay any and all Statutory Fees when due and payable and shall file with this Court quarterly reports in a form reasonably acceptable to the U.S. Trustee.  Each Debtor

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or Reorganized Debtor, as applicable, shall remain obligated to pay quarterly fees to the U.S. Trustee until the earliest of that particular Debtor’s, or Reorganized Debtor’s, as applicable, case being closed, dismissed, or converted to a case under chapter 7 of the Bankruptcy Code.

35.Documents, Mortgages, and Instruments.  Each federal, state, commonwealth, local, foreign, or other governmental agency is hereby authorized to accept any and all documents, mortgages, and instruments necessary or appropriate to effectuate, implement, or consummate the transactions, including the Restructuring Transactions, contemplated by the Plan and this Confirmation Order.

36.Reversal/Stay/Modification/Reconsideration/Vacatur of Order.  Except as otherwise provided in this Confirmation Order, if any or all of the provisions of this Confirmation Order are hereafter reversed, modified, vacated, reconsidered, or stayed by subsequent order of this Court, or any other court, such reversal, stay, modification, reconsideration, or vacatur shall not affect the validity or enforceability of any act, obligation, indebtedness, liability, priority, or Lien incurred or undertaken by the Debtors, the Reorganized Debtors, or any other party authorized or required to take action to implement the Plan, as applicable, prior to the effective date of such reversal, stay, modification, reconsideration, or vacatur.  Notwithstanding any such reversal, stay, modification, reconsideration, or vacatur of this Confirmation Order, any such act or obligation incurred or undertaken pursuant to, or in reliance on, this Confirmation Order prior to the effective date of such reversal, stay, modification, reconsideration, or vacatur shall be governed in all respects by the provisions of this Confirmation Order, the Plan, the Plan Documents, or any amendments or modifications to the foregoing.

37.Provisions of Plan and Order Nonseverable and Mutually Dependent.  The provisions of the Plan and this Confirmation Order, including the findings of fact and conclusions of law set forth herein, are nonseverable and mutually dependent.

38.Headings.  Headings utilized herein are for convenience and reference only, and do not constitute a part of the Plan or this Confirmation Order for any other purpose.

39.Governing Law.  Except to the extent that the Bankruptcy Code or other federal law is applicable or to the extent that a Plan Document provides otherwise, the rights, duties, and obligations arising under the Plan and the Plan Documents shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of laws thereof (other than section 5-1401 and section 5-1402 of the New York General Obligations Law).

40.Applicable Non-Bankruptcy Law.  Pursuant to sections 1123(a) and 1142(a) of the Bankruptcy Code, the provisions of this Confirmation Order, the Plan, the Plan Documents, and any other related documents or any amendments or modifications thereto, shall apply and be enforceable notwithstanding any otherwise applicable non-bankruptcy law.

41.Notice of Entry of Order and Effective Date.  In accordance with Bankruptcy Rules 2002 and 3020(c), as soon as reasonably practicable after the Effective Date, the Debtors shall serve notice of the entry of this Confirmation Order, substantially in the form annexed hereto as Exhibit B, on all parties who hold a Claim or Interest in these cases, the U.S.

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Trustee, and any other parties in interest.  Such notice is hereby approved in all respects and shall be deemed good and sufficient notice of entry of this Confirmation Order.

42.Final Order.  This Confirmation Order is a final order and the period in which an appeal must be filed shall commence upon the entry hereof.

43.Substantial Consummation.  On the Effective Date, the Plan shall be deemed to be substantially consummated under sections 1101 and 1127 of the Bankruptcy Code.

44.Inconsistency.  To the extent of any inconsistency between this Confirmation Order and the Plan, this Confirmation Order shall govern.

Dated:		, 2021
Houston, Texas

THE HONORABLE DAVID R. JONES
UNITED STATES BANKRUPTCY JUDGE

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Exhibit A

Plan

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Exhibit B

Notice of Entry of Confirmation Order

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IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

In re:	§	Chapter 11
§
CBL & ASSOCIATES	§
PROPERTIES, INC., et al.,	§	Case No. 20-35226 (DRJ)
§
Debtors.[1]	§	(Jointly Administered)
	§	Docket Nos. [●]

NOTICE OF ENTRY OF ORDER

CONFIRMING THIRD AMENDED JOINT CHAPTER 11 PLAN

OF EP ENERGY CORPORATION AND ITS AFFILIATED DEBTORS

Please take Notice that on _____, 2021, the Honorable David R. Jones, United States Bankruptcy Judge for the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”), entered the Findings of Fact, Conclusions of Law, and Order (I) Confirming Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Affiliated Debtors and (II) Granting Related Relief (Docket No. [●]) (the “Confirmation Order”) confirming the Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Affiliated Debtors (with Technical Modifications) (Docket No. 1369) (as supplemented and amended, the “Plan”).2

PLEASE TAKE FURTHER NOTICE that, unless otherwise provided by the Plan and the Confirmation Order, any other applicable order of the Court, or agreed to by the holder of an Allowed Administrative Expense Claim and the Debtors, all requests for payment of Administrative Expense Claims must be filed and served on the Debtors no later than fifteen (15) days after the Effective Date (the “Administrative Expense Claims Bar Date”).  Holders of Administrative Expense Claims that are required to file and serve a request for payment of such Administrative Expense Claims that do not file and serve such a request by the Administrative Expense Claims Bar Date shall be forever barred, estopped, and enjoined from asserting such Administrative Expense Claims against the Debtors, or their property and such Administrative Expense Claims shall be deemed discharged as of fifteen (15) days after the Effective Date.

PLEASE TAKE FURTHER NOTICE that the Debtors filed the Cure Notice on July 19, 2021 (Docket No. 1317).  In accordance with section 8.1 of the Plan, on the Effective Date, except as otherwise provided in the Plan or the Confirmation Order, all executory contracts and unexpired leases to which any of the Debtors are parties shall be deemed assumed, unless such contract or lease (i) was previously assumed or rejected by the Debtors, pursuant to a Final Order

[1]

A complete list of the Debtors in these chapter 11 cases may be obtained on the website of the Debtors’ claims and noticing agent at https://dm.epiq11.com/CBLProperties.  The Debtors’ service address for the purposes of these chapter 11 cases is 2030 Hamilton Place Blvd., Suite 500, Chattanooga, Tennessee 37421.

[2]	Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan.

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of the Bankruptcy Court, (ii) previously expired or terminated pursuant to its own terms or by agreement of the parties thereto, (iii) is the subject of a motion to reject filed by the Debtors on or before the Confirmation Date, or (iv) is specifically designated as a contract or lease to be rejected on the Schedule of Rejected Contracts.  In accordance with section 8.3 of the Plan, proofs of claim with respect to Claims arising from the rejection of executory contracts or unexpired leases, if any, must be filed with the Bankruptcy Court by the later of thirty (30) days from (i) the date of entry of an order of the Bankruptcy Court approving such rejection, (ii) the effective date of the rejection of such executory contract or unexpired lease, and (iii) the Effective Date.  Any Claims arising from the rejection of an executory contract or unexpired lease not filed within such time shall be Disallowed pursuant to the Confirmation Order or such other order of the Bankruptcy Court, as applicable, forever barred from assertion, and shall not be enforceable against, as applicable, the Debtors, the Estates, the Reorganized Debtors, or property of the foregoing parties, without the need for any objection by the Debtors or the Reorganized Debtors, as applicable, or further notice to, or action, order, or approval of the Bankruptcy Court or any other Entity, and any Claim arising out of the rejection of the executory contract or unexpired lease shall be deemed fully satisfied, released, and discharged, notwithstanding anything in the Schedules, if any, or a Proof of Claim to the contrary.

Please take Further Notice that copies of the Plan and the Disclosure Statement may be obtained free of charge by visiting the website maintained by Epiq Corporate Restructuring, LLC at https://dm.epiq11.com/CBLProperties.  In addition, the Plan and the Confirmation Order are on file with the Bankruptcy Court and may be reviewed for a fee by accessing the Bankruptcy Court’s website: www.deb.uscourts.gov.  Note that a PACER password and login are needed to access documents on the Bankruptcy Court’s website.  A PACER password can be obtained at: www.pacer.psc.uscourts.gov.

PLEASE TAKE FURTHER NOTICE that the Plan and the provisions thereof are binding on the Debtors, the Reorganized Debtors, any holder of a Claim against, or Interest in, the Debtors and such holder’s respective successors and assigns, whether or not the Claim or Interest of such holder is impaired under the Plan and whether or not such holder voted to accept the Plan.

Dated:		, 2021
Houston, Texas

2

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/s/
WEIL, GOTSHAL & MANGES LLP
Alfredo R. Pérez (15776275)
700 Louisiana Street, Suite 1700
Houston, Texas 77002
Telephone: (713) 546-5000
Facsimile: (713) 224-9511
Email: Alfredo.Perez@weil.com

– and –

WEIL, GOTSHAL & MANGES LLP
Ray C. Schrock, P.C. (admitted pro hac vice)
Garrett A. Fail (admitted pro hac vice)
Moshe A. Fink (admitted pro hac vice)
767 Fifth Avenue
New York, New York 10153
Telephone: (212) 310-8000
Facsimile: (212) 310-8007
Email: Ray.Schrock@weil.com
Garrett.Fail@weil.com
Moshe.Fink@weil.com

Attorneys for Debtors
and Debtors in Possession

3

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Exhibit C

Holders of Tort Claims

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Exhibit C

Holders of Tort Claims

Claimant	Proceeding(s)
Brenda Arnold	Brenda P. Arnold v. Parkway Place SPE, LLC, et al. (Case No. 5:21-cv-00394-LCB in the United States District Court for the Northern District of Alabama)
Annie Barry	No pending litigation as of Petition Date
Ronald Boatwright

Boatwright v. CBL Properties, LLC, et al. (Case No. CL2000053400 in the Circuit Court for the County of Montgomery, Virginia)

Boatwright v. CBL & Associates Properties, Inc., et al. (Case No. CL2000075000 in the Circuit Court for the County of Montgomery, Virginia)

Sandra Canessa	Canessa v. The Pavilion at Port Orange, LLC and Texas Roadhouse Holdings LLC (Case No. 2019-31338-CICI in the Circuit Court of the Seventh Judicial Circuit in and for Volusia County, Florida)
Karen and Robert Cardwell

Cardwell and Cardwell v. CBL & Associates, Inc. f/k/a CBL & Associates Properties, Inc. (d/b/a Parkway Place Mall), ERMC, LLC (Case No. 47-CV-2020-900604.00 in the Circuit Court of Madison County, Alabama)

Wayne Gardner

Gardner v. Robert Longo, Cross Creek Mall SPE, L.P., and CBL & Associates Management, Inc. (File No. 20-CVS-2939 in the General Court of Justice Superior Court Division, Cumberland County, North Carolina)

Vernon and Betty Howard	[No pending litigation as of Petition Date]
Jeffrey Langford	Langford v. NRV Mall Associates, LLC, et al. (Case No. CL20002245-00, in the Circuit Court for the County of Montgomery, Virginia)
Marcus Littleton and Jaron White	Littleton v. CBL Properties, LLC, et al. (Civil Action File No. 20-CI-01838, Commonwealth of Kentucky, in the Circuit Court of Fayette County, Division 8)
Rodney and Esmerelda Martinez	Martinez and Martinez v. CBL & Associates Management, Inc. d/b/a Honey Creek Mall, et al. (Cause No. 84D01-1910-CT-7776, State of Indiana in the Vigo County Court)

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Claimant	Proceeding(s)
Lorene Miller	[No pending litigation as of Petition Date]
Violet Neighbors	Neighbors v. Target Corporation and CBL & Associates LP (Case No. 0:21-cv-00038-ABJ in the United States District Court for the District of Wyoming)
Will Parks	Parks v. Fayette Mall, SPE, LLC and CBL & Associates Management, Inc. (Civil Action No. 19-CI-00200 in the Commonwealth of Kentucky, Fayette Circuit Court, Division Eight (8))
Rocio Perkins	Perkins v. CBL & Associates Management, Inc., et al. (Case No. 2016 20876 CICI (Div.32) in the Circuit Court, in the Seventh Judicial Circuit, in and for Volusia County, Florida)
Carmen Holmes Reese (a/k/a Carmen Williams)	Reese v. The Landing at Arbor Place II, LLC, et al. (Civil Action File No. 19-C-02289-S6 in the State Court of Gwinnett County, State of Georgia)
Jeanette Vialpando	Vialpando v. CBL & Associates Management, Inc., CBL & Associates, Inc., CBL & Associates Limited Partnership d/b/a Chapel Hills Mall (Case No. 20CV30243 in El Paso County, Colorado)

2

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Exhibit D

Notice to Taxing Authorities

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IN THE UNITED STATES BANKRUPTCY COURT
FOR THE SOUTHERN DISTRICT OF TEXAS
HOUSTON DIVISION

In re:	§	Chapter 11
§
CBL & ASSOCIATES	§
PROPERTIES, INC., et al.,	§	Case No. 20-35226 (DRJ)
§
Debtors.[1]	§	(Jointly Administered)
	§	Docket Nos. [●]

[1]

A complete list of the Debtors in these chapter 11 cases is attached hereto as Schedule 1 and may also be obtained on the website of the Debtors’ claims and noticing agent at https://dm.epiq11.com/CBLProperties.  The Debtors’ service address for the purposes of these chapter 11 cases is 2030 Hamilton Place Blvd., Suite 500, Chattanooga, Tennessee 37421.

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NOTICE TO FILING AND RECORDING OFFICERS

OF ENTRY AND TERMS OF CONFIRMATION ORDER

TO ALL FILING AND RECORDING OFFICERS:

PLEASE TAKE NOTICE that on August [●], 2021, the United States Bankruptcy Court for the Southern District of Texas entered the Findings of Fact, Conclusions of Law, and Order (I) Confirming Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Affiliated Debtors and (II) Granting Related Relief (the “Confirmation Order”), confirming the Third Amended Joint Chapter 11 Plan of CBL & Associates Properties, Inc. and Its Affiliated Debtors (with Technical Modifications) (the “Plan”) of the Debtors, dated August 9, 2021, under section 1129, title 11, United States Code.

PLEASE TAKE FURTHER NOTICE that paragraph 26 of the Decretal Provisions of the Confirmation Order provides as follows:

Exemption from Certain Transfer Tax.  To the maximum extent permitted pursuant to section 1146(a) of the Bankruptcy Code, any transfers or exchange of any (i) securities, (ii) instruments or documents, or (iii) property under the Plan—including, for the avoidance of doubt, the transfer and recording of the properties, mortgages, pledges, hypothecations, and any other security interests specified in Exhibit F to the Plan, to be transferred following confirmation of the Plan in furtherance of the Plan—or the Plan Supplement, shall not, in each case, be subject to any document recording tax, deed tax, stamp tax, conveyance fee or other similar tax, mortgage tax, real estate transfer tax, mortgage recording tax, Uniform Commercial Code filing or recording fee, regulatory filing or recording fee, sales tax, use tax or other similar tax or governmental assessment.  Consistent with the foregoing, each recorder of deeds or similar official for any county, city or Governmental Unit in which any instrument hereunder is to be recorded shall, pursuant to the Confirmation Order, be ordered and directed to accept such instrument without requiring the payment of any filing fees, documentary stamp tax, deed stamps, stamp tax, transfer tax, mortgage tax, intangible tax or similar tax.  All filing or recordation officers (or any Person with authority over any of the foregoing), wherever located and by whomever appointed, shall comply with the requirements of section 1146(a) of the Bankruptcy Code, shall forego the collection of any such tax or governmental assessment, and shall accept for filing and recordation any of the foregoing instruments or other documents without the payment of any such tax or governmental assessment.  Notwithstanding anything to the contrary herein, Exhibit F to the Plan may be amended or modified in advance of the Effective Date consistent with the Restructuring Transactions with the reasonable consent of the Required Consenting Creditors (in accordance with the terms of the Plan and RSA) and the Debtors shall file any such amendment(s) or modification(s) with the Bankruptcy Court.

PLEASE TAKE FURTHER NOTICE that presentation of this Notice by (i) the Debtors or (ii) any agent or representative of the Debtors, of any of the above-described documents constitutes a certificate by such person that such document is entitled to be filed or recorded in accordance with paragraph 26 of the Confirmation Order without payment of any filing fees, recording tax, documentary stamp tax, deed stamps, stamp tax, transfer tax, mortgage tax, intangible tax or similar tax imposed by federal, state or local law.

PLEASE TAKE FURTHER NOTICE that annexed hereto as Schedule 2 is a non-exclusive list of the properties, mortgages, pledges, hypothecations, and other security interests subject to paragraph 26 of the Confirmation Order, which is also attached as Exhibit F to the Plan.

Dated:	August	, 2021
Houston, Texas

2

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/s/
WEIL, GOTSHAL & MANGES LLP
Alfredo R. Pérez (15776275)
700 Louisiana Street, Suite 1700
Houston, Texas 77002
Telephone: (713) 546-5000
Facsimile: (713) 224-9511
Email: Alfredo.Perez@weil.com

– and –

WEIL, GOTSHAL & MANGES LLP
Ray C. Schrock, P.C. (admitted pro hac vice)
Garrett A. Fail (admitted pro hac vice)
Moshe A. Fink (admitted pro hac vice)
767 Fifth Avenue
New York, New York 10153
Telephone: (212) 310-8000
Facsimile: (212) 310-8007
Email: Ray.Schrock@weil.com
Garrett.Fail@weil.com
Moshe.Fink@weil.com

Attorneys for Debtors
and Debtors in Possession

3

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Schedule 1

List of Debtors

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Schedule 1

Beginning on November 1, 2020, each of the affiliated entities listed below (collectively, the “Debtors”) filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of Texas.

COMPANY
CBL/Sunrise Commons, L.P.	20-35225	Kirkwood Mall Acquisition LLC	20-35251
CBL & Associates Properties, Inc.	20-35226	Kirkwood Mall Mezz LLC	20-35250
CBL Holdings I, Inc.	20-35227	Layton Hills Mall CMBS, LLC	20-35252
CBL Holdings II, Inc.	20-35228	Madison Joint Venture, LLC	20-35254
CBL & Associates Limited Partnership	20-35229	Madison/East Towne, LLC	20-35256
CBL & Associates Management, Inc.	20-35230	Madison/West Towne, LLC	20-35257
Arbor Place Limited Partnership	20-35231	Mall del Norte, LLC	20-35258
CBL RM-Waco, LLC	20-35232	Mayfaire GP, LLC	20-35253
CBL SM-Brownsville, LLC	20-35233	Mayfaire Town Center, LP	20-35255
CBL/Imperial Valley GP, LLC	20-35234	MDN/Laredo GP, LLC	20-35259
CBL/Kirkwood Mall, LLC	20-35235	Mortgage Holdings, LLC	20-35261
CBL/Madison I, LLC	20-35236	Multi-GP Holdings, LLC	20-35265
CBL/Richland G.P., LLC	20-35237	Pearland Ground, LLC	20-35266
CBL/Sunrise GP, LLC	20-35238	Pearland Town Center GP, LLC	20-35264
CBL/Westmoreland I, LLC	20-35239	Pearland Town Center Limited Partnership	20-35260
CBL/Westmoreland II, LLC	20-35240	POM-College Station, LLC	20-35262
CBL/Westmoreland, L.P.	20-35241	Turtle Creek Limited Partnership	20-35263
Cherryvale Mall, LLC	20-35242	Akron Mall Land, LLC	20-35267
CW Joint Venture, LLC	20-35243	Alamance Crossing II, LLC	20-35268
Frontier Mall Associates Limited Partnership	20-35244	Alamance Crossing, LLC	20-35269
Hixson Mall, LLC	20-35245	APWM, LLC	20-35270
Imperial Valley Mall GP, LLC	20-35246	Asheville, LLC	20-35271
Imperial Valley Mall II, L.P.	20-35247	Brookfield Square Joint Venture	20-35272
Imperial Valley Mall, L.P.	20-35248	Brookfield Square Parcel, LLC	20-35273
JG Winston-Salem, LLC	20-35249	CBL Eagle Point Member, LLC	20-35274
CBL HP Hotel Member, LLC	20-35275	CBL/Old Hickory II, LLC	20-35302

WEIL:\98056034\15\32626.0004

COMPANY
CBL Statesboro Member, LLC	20-35276	CBL/Parkdale Crossing GP, LLC	20-35303
CBL Walden Park, LLC	20-35277	CBL/Parkdale Crossing, L.P.	20-35304
CBL/Brookfield I, LLC	20-35278	CBL/Parkdale Mall GP, LLC	20-35305
CBL/Brookfield II, LLC	20-35279	CBL/Parkdale, LLC	20-35306
CBL/Cherryvale I, LLC	20-35282	CBL/Penn Investments, LLC	20-35310
CBL/Citadel I, LLC	20-35283	CBL/Sunrise Commons GP, LLC	20-35312
CBL/Citadel II, LLC	20-35284	CBL/Sunrise Land, LLC	20-35313
CBL/EastGate I, LLC	20-35285	CBL/Sunrise XS Land, L.P.	20-35315
CBL/EastGate II, LLC	20-35286	CBL-840 GC, LLC	20-35317
CBL/EastGate Mall, LLC	20-35287	Charleston Joint Venture	20-35319
CBL/Fayette I, LLC	20-35288	Coolsprings Crossing Limited Partnership	20-35322
CBL/Fayette II, LLC	20-35295	Cross Creek Anchor S GP, LLC	20-35323
CBL/GP Cary, Inc.	20-35296	Cross Creek Anchor S, LP	20-35325
CBL/GP II, Inc.	20-35307	D’Iberville CBL Land, LLC	20-35327
CBL/GP V, Inc.	20-35309	Dakota Square Mall CMBS, LLC	20-35328
CBL/GP VI, Inc.	20-35311	Development Options, Inc.	20-35330
CBL/GP, Inc.	20-35314	Dunite Acquisitions, LLC	20-35333
CBL/Gulf Coast, LLC	20-35316	East Towne Parcel I, LLC	20-35335
CBL/J I, LLC	20-35318	EastGate Anchor S, LLC	20-35336
CBL/J II, LLC	20-35320	EastGate Company	20-35339
CBL/Monroeville Expansion I, LLC	20-35321	Eastland Anchor M, LLC	20-35341
CBL/Monroeville Expansion II, LLC	20-35324	Eastland Holding I, LLC	20-35343
CBL/Monroeville Expansion III, LLC	20-35326	Eastland Holding II, LLC	20-35345
CBL/Monroeville Expansion Partner, L.P.	20-35280	Eastland Mall, LLC	20-35347
CBL/Monroeville Expansion, L.P.	20-35289	Eastland Member, LLC	20-35348
CBL/Monroeville I, LLC	20-35291	Fayette Middle Anchor, LLC	20-35350
CBL/Monroeville II, LLC	20-35292	Fayette Plaza CMBS, LLC	20-35334
CBL/Monroeville III, LLC	20-35293	GCTC Peripheral IV, LLC	20-35337
CBL/Monroeville Partner, L.P.	20-35298	Gunbarrel Commons, LLC	20-35338
CBL/Monroeville, L.P.	20-35299	Hamilton Place Anchor S, LLC	20-35342

2

WEIL:\98056034\15\32626.0004

COMPANY
CBL/Nashua Limited Partnership	20-35300	Hammock Landing/West Melbourne, LLC	20-35344
CBL/Old Hickory I, LLC	20-35301	Hanes Mall Parcels, LLC	20-35346
Harford Mall Business Trust	20-35349	Pearland-OP Parcel 8, LLC	20-35401
Henderson Square Limited Partnership	20-35351	Port Orange Holdings II, LLC	20-35404
Hickory Point Outparcels, LLC	20-35352	Seacoast Shopping Center Limited Partnership	20-35408
Imperial Valley Commons, L.P.	20-35357	Shoppes at St. Clair CMBS, LLC	20-35396
Imperial Valley Peripheral L.P.	20-35358	South County Shoppingtown LLC	20-35400
IV Commons, LLC	20-35361	Southaven Town Center, LLC	20-35402
IV Outparcels, LLC	20-35364	Southaven Towne Center II, LLC	20-35406
Jefferson Anchor M, LLC	20-35367	Southpark Mall, LLC	20-35413
Jefferson Anchor S, LLC	20-35369	Southpark Mall-DSG, LLC	20-35416
Jefferson Mall Company II, LLC	20-35359	St. Clair Square GP I, LLC	20-35417
JG Gulf Coast Town Center LLC	20-35360	St. Clair Square Limited Partnership	20-35419
Laurel Park Retail Holding LLC	20-35362	St. Clair Square SPE, LLC	20-35421
Laurel Park Retail Properties LLC	20-35363	Stroud Mall, LLC	20-35405
Lexington Joint Venture	20-35365	Tenn-GP Holdings, LLC	20-35410
LHM-Utah, LLC	20-35370	The Courtyard at Hickory Hollow Limited Partnership	20-35415
Meridian Mall Limited Partnership	20-35373	The Landing at Arbor Place II, LLC	20-35418
Mid Rivers Land LLC	20-35374	The Pavilion at Port Orange, LLC	20-35420
Mid Rivers Mall CMBS, LLC	20-35375	TN-Land Parcels, LLC	20-35422
Monroeville Anchor Limited Partnership	20-35376	TX-Land Parcels, LLC	20-35423
Montgomery Partners, L.P.	20-35378	Valley View Mall SPE, LLC	20-35424
North Charleston Joint Venture II, LLC	20-35379	Volusia Mall GP, Inc.	20-35426
Northgate SAC, LLC	20-35382	Volusia Mall Limited Partnership	20-35427
Northpark Mall/Joplin, LLC	20-35384	Volusia SAC, LLC	20-35397
Old Hickory Mall Venture	20-35387	Volusia-OP Peripheral, LLC	20-35399
Old Hickory Mall Venture II, LLC	20-35388	West Towne District, LLC	20-35403

3

WEIL:\98056034\15\32626.0004

COMPANY
Parkdale Anchor M, LLC	20-35389	Westgate Crossing Limited Partnership	20-35407
Parkdale Crossing Limited Partnership	20-35390	WestGate Mall II, LLC	20-35409
Parkdale Mall Associates, L.P.	20-35391	WestGate Mall Limited Partnership	20-35411
Parkdale Mall, LLC	20-35394	WI-Land Parcels, LLC	20-35412
Parkway Place Limited Partnership	20-35395	York Galleria Limited Partnership	20-35414
Parkway Place SPE, LLC	20-35398	CBL/Regency I, LLC	20-35560

4

WEIL:\98056034\15\32626.0004

Schedule 2

Exhibit F to Plan

WEIL:\98056034\15\32626.0004

Certain Properties to be Transferred Pursuant to the Plan

	City	County	State	Grantor	Grantee	Tax Parcel #	Vesting Deed Information (and subsequent plat reference if applicable)
1.	Jacksonville	Duval	FL	CBL & Associates Management, Inc.	CBL Jacksonville Regal Cinema Mgmt PropCo, LLC	159631-0800-7	Book 9039, Page 547
2.	Port Orange	Volusia	FL	Port Orange Holdings II, LLC	CBL Port Orange Holdings II Mgmt OP PropCo, LLC	8008352	Book 6163, Page 3698 Lot 2, Plat Book 61, Page 20
3.	Douglasville	Douglas	GA	CBL & Associates Management, Inc.	The Landing at Arbor Place II, LLC	0023-015-0109	Book 1236, Page 133 Parcel 7A, Plat Book 24, Page 164
4.	Douglasville	Douglas	GA	CBL & Associates Management, Inc.	CBL Arbor Place Mgmt OP PropCo, LLC	0014-015-0016	Book 1236, Page 133 Parcel 4E, Plat Book 25, Page 297
5.	Douglasville	Douglas	GA	CBL & Associates Management, Inc.	CBL Arbor Place Mgmt OP PropCo, LLC	0014-015-0015	Book 1236, Page 133 Parcel 4D, Plat Book 25, Page 297
6.	Douglasville	Douglas	GA	CBL & Associates Management, Inc.	CBL Arbor Place Mgmt OP PropCo, LLC	0014-015-0014	Book 1236, Page 133 Parcel 4C, Plat Book 25, Page 297
7.	Douglasville	Douglas	GA	The Landing at Arbor Place II, LLC	CBL Landing at Arbor Place OP PropCo, LLC	0023-015-0128	Book 3451, Page 481 Parcel 15, Plat Book 25, Page 179
8.	Douglasville	Douglas	GA	Henderson Square Limited Partnership	The Landing at Arbor Place II, LLC	0023-015-0112

For ownership see (1) Douglas County, GA Book 1247, Page 370; (2) Denton Co., TX Book 5549, Page 2690 and Denton Co., TX Book 5549, Page 2697; and (3) Cert of Dissolution filed in TX SOS office on April 11, 2005

Parcel 14, Plat Book 25, Page 179

1

WEIL:\98056034\15\32626.0004

Certain Properties to be Transferred Pursuant to the Plan

	City	County	State	Grantor	Grantee	Tax Parcel #	Vesting Deed Information (and subsequent plat reference if applicable)
9.	Fairview Heights	St. Clair	IL	St. Clair Square SPE, LLC	CBL St. Clair Square OP PropCo, LLC	03-27.0-100-085 (subdivision recently completed; new tax ID is pending)	Doc. No. A02154878 Lot 6, Doc A02705486
10.	Fairview Heights	St. Clair	IL	St. Clair Square SPE, LLC	CBL St. Clair Square OP PropCo, LLC	03-27.0-100-085 (subdivision recently completed; new tax ID is pending)	Doc. No. A02154878 Lot 4, Doc A02705486
11.	Fairview Heights	St. Clair	IL	St. Clair Square SPE, LLC	CBL St. Clair Square OP PropCo, LLC	03-27.0-100-085 (subdivision recently completed; new tax ID is pending)	Doc. No. A02154878 Lot 5, Doc A02705486
12.	Fairview Heights	St. Clair	IL	St. Clair Square SPE, LLC	CBL St. Clair Square OP PropCo, LLC	03-27.0-100-085 (subdivision recently completed; new tax ID is pending)	Doc. No. A02154878 Lot 3, Doc A02705486
13.	Fairview Heights	St. Clair	IL	St. Clair Square SPE, LLC	CBL St. Clair Square OP PropCo, LLC	03-27.0-100-085 (subdivision recently completed; new tax ID is pending)	Doc. No. A02154878 Lot 2, Doc A02705486
14.	Louisville	Jefferson	KY	Jefferson Mall Company II, LLC	CBL Jefferson Mall Self Dev PropCo, LLC	23-2109-005B-0000	Book 7908, Page 529 Plat Docket No. 17432
15.	Lexington	Fayette	KY	Fayette Mall SPE, LLC	CBL Fayette Mall OP PropCo, LLC	13863180	Book 2888, Page 59 Parcel 2 of Lot 2, Plat M-692
16.	Lexington	Fayette	KY	Fayette Mall SPE, LLC	CBL Fayette Mall OP PropCo, LLC	10006430	Book 2888, Page 59 Parcel 3 of Lot 2, Plat M-692
17.	Bel Air	Harford	MD	Harford Mall Business Trust	CBL Harford Mall Annex PropCo, LLC	03-004007	Book 4919, Page 728; Book 5103, Page 696
18.	Okemos	Ingham County/ Meridian Charter Township	MI	Meridian Mall Limited Partnership	CBL Meridian Mall OP PropCo II, LLC	portion of 33-02-02-22-101-011; portion of 33-02-02-22-151-002	Parcel I: Book 2646, Page 1161
19.	Okemos	Ingham County/ Meridian Charter Township	MI	Meridian Mall Limited Partnership	CBL Meridian Mall OP PropCo II, LLC	33-02-02-15-300-025	Parcel VIII: Book 2646, Page 1199

2

WEIL:\98056034\15\32626.0004

Certain Properties to be Transferred Pursuant to the Plan

	City	County	State	Grantor	Grantee	Tax Parcel #	Vesting Deed Information (and subsequent plat reference if applicable)
20.	Okemos	Ingham County/ Meridian Charter Township	MI	Meridian Mall Limited Partnership (leasehold interest)	CBL Meridian Mall OP PropCo, LLC	33-02-02-15-300-027	Parcel III (Theater Tract): Book 1543, Page 973 (as amended and assigned); Book 2231, Page 5; Book 2244, Page 862; Book 2646, Page 1219; Book 2912, Page 136
21.	Okemos	Ingham County/ Meridian Charter Township	MI	CBL & Associates Management, Inc.	CBL Meridian Mall Township PropCo, LLC	33-02-02-22-151-001	Parcel VI (Bank Tract): Book 2646, Page 1210
22.	Okemos	Ingham County/ Meridian Charter Township	MI	CBL & Associates Management, Inc. (leasehold interest)	CBL Meridian Mall Township PropCo, LLC	33-02-02-15-300-030	Remainder of Parcel VII (a/k/a Parcel VII (Central Park Tract) (parcel A)): Book 2056, Page 315; Book 2646, Page 1229; Doc. No. 2019-011852; Doc. No. 2019-011854
23.	Okemos	Ingham County/ Meridian Charter Township	MI	CBL & Associates Management, Inc. (leasehold interest)	CBL Meridian Mall Township PropCo, LLC	33-02-02-21-226-013	Meridian 4 acre parcel (parcel B): Book 2056, Page 315; Book 2646, Page 1229; Doc. No. 2019-011853; Doc. No. 2019-011854
24.	Livonia	City of Livonia	MI	Laurel Park Retail Properties LLC	CBL Laurel Park Mall OP PropCo, LLC	46-028-99-0002-020	Book 22593, Page 636 and Cert of Merger filed in DE SOS office on June 1, 2005 Parcel B, Plat Book 55996, Page 1248
25.	Southaven	DeSoto	MS	CBL & Associates Management, Inc.	Southaven Towne Center, LLC	1087-3610.0 0-00002.00	Book 493, Page 557
26.	Southaven	DeSoto	MS	CBL & Associates Management, Inc.	Southaven Towne Center, LLC	1087-3610.0 0-00011.01	Book 540, Page 331
27.	Southaven	DeSoto	MS	CBL & Associates Management, Inc.	Southaven Towne Center II, LLC	1087-3610.0 0-00009.00	Book 493, Page 557
28.	Southaven	DeSoto	MS	Southaven Towne Center II, LLC	CBL Southaven Towne Center OP PropCo, LLC	1087-3610.0 0-00012.00	Book 548, Page 262

3

WEIL:\98056034\15\32626.0004

Certain Properties to be Transferred Pursuant to the Plan

	City	County	State	Grantor	Grantee	Tax Parcel #	Vesting Deed Information (and subsequent plat reference if applicable)
29.	Southaven	DeSoto	MS	Southaven Towne Center II, LLC	Southaven Towne Center, LLC	1087-3610.0 0-00013.00	Book 548, Page 262
30.	Southaven	DeSoto	MS	Southaven Towne Center, LLC	Southaven Towne Center II, LLC	1087-3600.0 0-00001.00	Book 475, Page 777
31.	St. Peters	St. Charles	MO	Mid Rivers Land LLC	Mid Rivers Mall CMBS, LLC	265140A014	Book 4864, Page 2328
32.	St. Peters	St. Charles	MO	Mid Rivers Land LLC	Mid Rivers Mall CMBS, LLC	A870003885	Book 4864, Page 2334
33.	St. Peters	St. Charles	MO	Mid Rivers Mall CMBS, LLC	CBL Mid Rivers Mall OP PropCo, LLC	265140B026	Book 5576, Page 1835
34.	Joplin	Jasper	MO	Northpark Mall/Joplin, LLC	CBL Northpark Mall OP PropCo, LLC	35-0016464-1000	Book 1897, Page 490 Tract 1, Book 17, Page 43
35.	Joplin	Jasper	MO	Northpark Mall/Joplin, LLC	CBL Northpark Mall OP PropCo II, LLC	33-0010721-8100	Book 1897, Page 490
36.	Joplin	Jasper	MO	Northpark Mall/Joplin, LLC	CBL Northpark Mall OP PropCo II, LLC	33-0010721-8200	Book 1897, Page 490
37.	Joplin	Jasper	MO	CBL & Associates Management, Inc.	CBL Northpark Mall OP PropCo III, LLC	33-0010721-8000	Book 2462; Page 221
38.	Joplin	Jasper	MO	CBL & Associates Management, Inc.	CBL Northpark Mall OP PropCo III, LLC	35-0016464-2000	Book 2462; Page 221
39.	Joplin	Jasper	MO	CBL & Associates Management, Inc.	CBL Northpark Mall OP PropCo III, LLC	35-0016464-6000	Book 2462; Page 221
40.	St. Louis	St. Louis	MO	CBL & Associates Management, Inc.	CBL South County Center OP PropCo II, LLC	29J420734	Book 23237; Page 254
41.	St. Louis	St. Louis	MO	South County Shoppingtown LLC	CBL South County Center OP PropCo, LLC	29K621110	Book 15376, Page 670 Lot 6, Book 366, Page 330
42.	St. Louis	St. Louis	MO	South County Shoppingtown LLC	CBL South County Center OP PropCo, LLC	29K340114	Book 15376, Page 670 Lot 5, Book 366, Page 330
43.	St. Louis	St. Louis	MO	South County Shoppingtown LLC	CBL South County Center OP PropCo, LLC	29J130235	Book 15376, Page 670 Lot 4, Book 366, Page 330
44.	St. Louis	St. Louis	MO	South County Shoppingtown LLC	CBL South County Center OP PropCo, LLC	29J130246	Book 15376, Page 670 Lot 2, Book 366, Page 334
45.	St. Louis	St. Louis	MO	South County Shoppingtown LLC	CBL South County Center OP PropCo, LLC	29J130257	Book 15376, Page 670 Lot 1, Book 366, Page 334
46.	St. Louis	St. Louis	MO	South County Shoppingtown LLC	CBL South County Center OP PropCo, LLC	29J420745	Book 15376, Page 670 Lot 2, Book 366, Page 330

4

WEIL:\98056034\15\32626.0004

Certain Properties to be Transferred Pursuant to the Plan

	City	County	State	Grantor	Grantee	Tax Parcel #	Vesting Deed Information (and subsequent plat reference if applicable)
47.	Burlington	Alamance	NC	Alamance Crossing, LLC	CBL Alamance Crossing OP PropCo, LLC	112479	Book 2297, Page 846
48.	Burlington	Alamance	NC	Alamance Crossing, LLC	CBL Alamance Crossing OP PropCo, LLC	112514	Book 2297, Page 840
49.	Burlington	Alamance	NC	Alamance Crossing, LLC	CBL Alamance Crossing OP PropCo, LLC	112515	Book 2442, Page 755
50.	Burlington	Alamance	NC	Alamance Crossing, LLC	CBL Alamance Crossing OP PropCo, LLC	107050	Book 2297, Page 0084
51.	Burlington	Alamance	NC	Alamance Crossing, LLC	CBL Alamance Crossing OP PropCo, LLC	107052	Book 2508, Page 97
52.	Burlington	Alamance	NC	Alamance Crossing, LLC	CBL Alamance Crossing OP PropCo, LLC	112654	Book 2608, Page 219
53.	Burlington	Alamance	NC	CBL & Associates Management, Inc.	CBL Alamance Crossing Mgmt OP PropCo, LLC	107049	Book 2567, Page 721; Plat Book 76, Page 116
54.	Burlington	Alamance	NC	CBL & Associates Management, Inc.	CBL Alamance Crossing Mgmt OP PropCo, LLC	170452	Book 2740, Page 804; Plat Book 73, Page 376
55.	Fayetteville	Cumberland	NC	Cross Creek Anchor S, LP	CBL Cross Creek Sears OP Prop Co, LLC	0418019571000 / 0418-01-9571	Book 10028, Page 714; Plat Book 145, Page 169
56.	Fayetteville	Cumberland	NC	Cross Creek Anchor S, LP	CBL Cross Creek Sears OP Prop Co, LLC	0418016116000 / 0418-01-6116	Book 10028, Page 714; Plat Book 145, Page 169
57.	Fayetteville	Cumberland	NC	Cross Creek Anchor S, LP	CBL Cross Creek Sears OP PropCo II, LLC	0418019221000 / 0418-01-9221	Book 10028, Page 714; Plat Book 145, Page 169
58.	Wilmington	New Hanover	NC	CBL & Associates Management, Inc.	CBL Mayfaire Town Center OP PropCo, LLC	R05000-003-292-000	Book 6136; Page 251
59.	Wilmington	New Hanover	NC	CBL & Associates Management, Inc.	CBL Mayfaire Town Center OP PropCo, LLC	R05000-003-293-000	Book 6136; Page 251
60.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	CBL Mayfaire Town Center OP PropCo II, LLC	R05000-003-195-000	Book 5897, Page 2754
61.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	CBL Mayfaire Town Center OP PropCo II, LLC	R05000-003-196-000	Book 5897, Page 2754
62.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	CBL Mayfaire Town Center OP PropCo II, LLC	R05000-003-045-000	Book 5897, Page 2754
63.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	CBL Mayfaire Town Center OP PropCo II, LLC	R05000-003-106-000	Book 5897, Page 2754
64.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	CBL Mayfaire Town Center OP PropCo II, LLC	R05000-003-044-000	Book 5897, Page 2754
65.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	CBL Mayfaire Town Center OP PropCo II, LLC	R05000-003-108-000	Book 5897, Page 2754
66.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	CBL Mayfaire Town Center OP PropCo II, LLC	R05000-003-109-000	Book 5897, Page 2754
67.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	CBL Mayfaire Town Center OP PropCo II, LLC	R05000-003-019-000	Book 5897, Page 2754
68.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	CBL Mayfaire Town Center OP PropCo II, LLC	R05000-003-024-000	Book 5897, Page 2754
69.	Winston-Salem	Forsyth	NC	Hanes Mall Parcels, LLC	CBL Hanes Mall OP PropCo, LLC	6814-45-7269.00	Book 3444, Page 4251
70.	Minot	Ward	ND	CBL & Associates Management, Inc.	CBL Dakota Square Mall OP PropCo III, LLC	M1356770000020	Doc. No. 3016520

5

WEIL:\98056034\15\32626.0004

Certain Properties to be Transferred Pursuant to the Plan

	City	County	State	Grantor	Grantee	Tax Parcel #	Vesting Deed Information (and subsequent plat reference if applicable)
71.	Minot	Ward	ND	Dakota Square Mall CMBS, LLC	CBL Dakota Square Mall OP PropCo, LLC	M1356770000050	Doc. No. 2940631
72.	Minot	Ward	ND	Dakota Square Mall CMBS, LLC	CBL Dakota Square Mall OP PropCo, LLC	M1356770000060	Doc. No. 2940631
73.	Minot	Ward	ND	Dakota Square Mall CMBS, LLC	CBL Dakota Square Mall OP PropCo, LLC	M1356770000030	Doc. No. 2940631
74.	Minot	Ward	ND	Dakota Square Mall CMBS, LLC	CBL Dakota Square Mall OP PropCo II, LLC	M1356770000100	Doc. No. 2940631
75.	Minot	Ward	ND	Dakota Square Mall CMBS, LLC	CBL Dakota Square Lot 8 PropCo, LLC	M1356770000080	Doc. No. 2940631
76.	Bismarck	Burleigh	ND	CBL & Associates Management, Inc.	CBL Kirkwood Mall OP PropCo, LLC	600-003-001	Doc No. 878290
77.	Cincinnati	Clermont	OH	Eastgate Company	CBL Eastgate Self Development PropCo, LLC	41-31-05D-160	Book 600, Page 223
78.	Cincinnati	Clermont	OH	Eastgate Company	CBL Eastgate Self Development PropCo, LLC	41-31-05D-029	Book 600, Page 223
79.	Cincinnati	Clermont	OH	CBL & Associates Management, Inc.	CBL Shops at EastGate PropCo, LLC	41-31-05D-172	Book 2143, Page 89
80.	York	York	PA	York Galleria Limited Partnership	CBL York Galleria OP PropCo, LLC	000-KJ-0001-00-00000 (same as main mall parcel/ parcel pending subdivision)	Book 1475, Page 6765 Lot 2 in pending subdivision plat
81.	Monroeville	Allegheny	PA	CBL/Monroeville Partner, LP	CBL Monroeville Mall OP PropCo, LLC	639-F-75	Doc. No. 2009-22771
82.	Monroeville	Allegheny	PA	CBL/Monroeville Partner, LP	CBL Monroeville Mall OP PropCo, LLC	639-A-60	Doc. No. 2009-22771
83.	Monroeville	Allegheny	PA	CBL/Monroeville Partner, LP	CBL/Monroeville, LP	639-F-75	Doc. No. 2009-22771
84.	Monroeville	Allegheny	PA	CBL/Monroeville Partner, LP	CBL/Monroeville, LP	639-F-75	Doc. No. 2009-22771
85.	Monroeville	Allegheny	PA	CBL/Monroeville Partner, LP	CBL/Monroeville, LP	639-H-370	Doc. No. 2009-22771
86.	Monroeville	Allegheny	PA	CBL/Monroeville Partner, LP	CBL/Monroeville, LP	639-A-50	Doc. No. 2009-22771
87.	Monroeville	Allegheny	PA	CBL/Monroeville Partner, LP	CBL/Monroeville, LP	638-S-350	Doc. No. 2009-22771
88.	Monroeville	Allegheny	PA	CBL/Monroeville Partner, LP	CBL/Monroeville, LP	639-B-10	Doc. No. 2009-22771
89.	Monroeville	Allegheny	PA	CBL/Monroeville Partner, LP	CBL/Monroeville, LP	639-F-46	Doc. No. 2009-22771
90.	Spartanburg	Spartanburg	SC	Westgate Crossing Limited Partnership	CBL Westgate Crossing PropCo, LLC	6 17-16 001.04	Deed Book 66K, Page 795
91.	Chattanooga	Hamilton	TN	Hamilton Place Anchor S, LLC	CBL Hamilton Place Sears OP PropCo, LLC	149I-A-001.04	Book 10966, Page 680
92.	Chattanooga	Hamilton	TN	The Shoppes at Hamilton Place, LLC	CBL Entertainment Parcel, LLC	148M_G_001 (same as main parcel/pending subdivision)	Book 6257, Page 165; Book 6257, Page 162; Book 6257, Page 167
93.	Chattanooga	Hamilton	TN	The Shoppes at Hamilton Place, LLC	CBL Entertainment Parcel, LLC	148M_G_001 (same as main parcel/pending subdivision)	Book 6257, Page 165; Book 6257, Page 162; ; Book 6257, Page 167

6

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Certain Properties to be Transferred Pursuant to the Plan

	City	County	State	Grantor	Grantee	Tax Parcel #	Vesting Deed Information (and subsequent plat reference if applicable)
94.	Franklin	Williamson	TN	CoolSprings Crossing Limited Partnership	CBL CoolSprings Crossing OP PropCo, LLC	053 12800 00008053 (a subdivision is in progress to split this into 3 lots)	Book 624, Page 444; Book 880, Page 966; Lot 41, Plat Book 18, Page 82
95.	Franklin	Williamson	TN	CoolSprings Crossing Limited Partnership	CBL CoolSprings Crossing OP PropCo, LLC	053 13600 00008053	Book 1729, Page 382; Lot 12, Plat Book 16, Page 37
96.	Beaumont	Jefferson	TX	Parkdale Mall, LLC	CBL Parkdale Mall Corner Tract 4 PropCo, LLC	79767; 050765-000/000400-00000	Doc. No. 2007025206
97.	Beaumont	Jefferson	TX	Parkdale Mall, LLC	CBL Parkdale Mall Corner Tract 4 PropCo, LLC	405065; 050765-000/000410-00000	Doc. No. 2007025206
98.	Beaumont	Jefferson	TX	CBL & Associates Management, Inc.	CBL Parkdale Mall Corner OP PropCo, LLC	405066; 050765-000-000420-00000-0	Doc. No. 2018007241
99.	Pearland	Brazoria	TX	CBL & Associates Management, Inc.	CBL Pearland Town Center OP PropCo II, LLC	600095	Doc. No. 2018004358
100.	Pearland	Brazoria	TX	TX-Land Parcels, LLC	CBL Pearland Town Center OP PropCo, LLC	600111	Doc. No. 2019005657
101.	Pearland	Brazoria	TX	TX-Land Parcels, LLC	CBL Pearland Town Center OP PropCo, LLC	600107	Doc. No. 2019005657
102.	Pearland	Brazoria	TX	TX-Land Parcels, LLC	CBL Pearland Town Center OP PropCo, LLC	600104	Doc. No. 2019005657
103.	Pearland	Brazoria	TX	TX-Land Parcels, LLC	CBL Pearland Town Center OP PropCo, LLC	600106	Doc. No. 2019005657
104.	Pearland	Brazoria	TX	TX-Land Parcels, LLC	CBL Pearland Town Center OP PropCo, LLC	600113	Doc. No. 2019005657
105.	Pearland	Brazoria	TX	CBL & Associates Management, Inc.	CBL Pearland Residences PropCo, LLC	618841	Doc. No. 2007057856
106.	College Station	Brazos	TX	CBL & Associates Management, Inc.	CBL Post Oak Mall OP PropCo, LLC	358626	Doc. No. 1349508; Vol. 15089
107.	College Station	Brazos	TX	CBL & Associates Management, Inc.	CBL Post Oak Mall OP PropCo, LLC	357754	Doc. No. 1349508; Vol. 15089

7

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Certain Properties to be Transferred Pursuant to the Plan

	City	County	State	Grantor	Grantee	Tax Parcel #	Vesting Deed Information (and subsequent plat reference if applicable)
108.	Brownsville	Cameron	TX	CBL/Sunrise Commons, L.P.	CBL Sunrise Commons PropCo, LLC	07/9807/0020/0010/00	Book 8981, Page 288
109.	Brownsville	Cameron	TX	CBL SM-Brownsville, LLC	CBL Sunrise Mall PropCo, LLC	06/9250/0000/0027/00	Book 20805, Page 117
110.	Brownsville	Cameron	TX	CBL SM-Brownsville, LLC (leasehold interest)	CBL Sunrise Mall PropCo, LLC	A portion of Parcel ID 06-9250-0000-0010-00	Book 7966, Page 206; Book 7966, Page 251; Book 8982, Page 20; Book 14163, Page 92
111.	Layton	Davis	UT	CBL & Associates Management, Inc.	CBL Layton Hills Mall OP PropCo, LLC	10-030-0080	Book 6982; Page 450
112.	Layton	Davis	UT	CBL & Associates Management, Inc.	CBL Layton Hills Mall OP PropCo, LLC	10-030-0052	Book 6982; Page 450
113.	Layton	Davis	UT	CBL & Associates Management, Inc.	CBL Layton Hills Mall OP PropCo, LLC	10-317-0008	Book 6926; Page 653
114.	Layton	Davis	UT	CBL & Associates Management, Inc.	CBL Layton Hills Mall OP PropCo, LLC	10-317-0001	Book 6926; Page 653
115.	Roanoke	City of Roanoke	VA	Valley View Mall SPE, LLC	CBL Valley View Mall OP PropCo, LLC	2370110	Doc. No. 180006310
116.	Roanoke	City of Roanoke	VA	Valley View Mall SPE, LLC	CBL Valley View Mall OP PropCo, LLC	2370109	Doc. No. 180006310
117.	Roanoke	City of Roanoke	VA	Valley View Mall SPE, LLC	CBL Valley View Mall OP PropCo, LLC	Parcel 6-A2, Doc. No. 210000764 (tax ID # is pending)	Doc. No. 180006310 Lot 6-A2, Plat 210000764
118.	Roanoke	City of Roanoke	VA	Valley View Mall SPE, LLC	CBL Valley View Mall OP PropCo, LLC	Parcel 6A-3, Doc. No. 210000764 (tax ID # is pending)	Doc. No. 180006310 Lot 6-A3, Plat 210000764
119.	Roanoke	City of Roanoke	VA	Valley View Mall SPE, LLC	CBL Valley View Mall OP PropCo, LLC	Parcel 6A-4, Doc. No. 210000764 (tax ID # is pending)	Doc. No. 180006310 Lot 6-A4, Plat 210000764
120.	Roanoke	City of Roanoke	VA	Valley View Mall SPE, LLC	CBL Valley View Mall OP PropCo, LLC	2370119	Doc. No. 180006310 Parcel 7A-2, Doc. No 200002472
121.	Brookfield	Waukesha	WI	Brookfield Square Joint Venture	CBL Brookfield Square OP PropCo, LLC	BR C 1116-995-004 (pending subdivision)	Doc. No. 666762

8

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Certain Properties to be Transferred Pursuant to the Plan

	City	County	State	Grantor	Grantee	Tax Parcel #	Vesting Deed Information (and subsequent plat reference if applicable)
122.	Brookfield	Waukesha	WI	Brookfield Square Joint Venture	CBL Brookfield Square OP PropCo, LLC	BR C 1116-995-005 (pending subdivision)	Doc. No. 666762
123.	Madison	Dane	WI	Madison Joint Venture, LLC	CBL West Towne Crossing OP PropCo, LLC	0708-261-0080-5	Doc. No. 5067725 Lot 2, CSM 13705, Vol. 90, ages 143-149, Doc. No. 5066938
124.	Madison	Dane	WI	Madison Joint Venture, LLC	CBL West Towne Crossing OP PropCo, LLC	0708-261-0079-8	Doc. No. 5067725 Lot 3, CSM 13705, Vol. 90, ages 143-149, Doc. No. 5066938
125.	Madison	Dane	WI	Madison Joint Venture, LLC	Madison/West Towne, LLC	0708-261-0098-8	Doc. No. 5468715
126.	Madison	Dane	WI	Madison Joint Venture, LLC	Madison/West Towne, LLC	0708-261-0086-3	Doc. No. 5468715
127.	Madison	Dane	WI	Madison Joint Venture, LLC	Madison/West Towne, LLC	0708-261-0088-9	Doc. No. 5468715
128.	Madison	Dane	WI	Madison Joint Venture, LLC	Madison/West Towne, LLC	0708-261-0082-1	Doc. No. 5468715
129.	Madison	Dane	WI	Madison Joint Venture, LLC	Madison/East Towne, LLC	0810-273-0096-2	Doc. No. 5468715
130.	Madison	Dane	WI	Madison Joint Venture, LLC	WI-Land Parcels, LLC	0810-284-0701-4

Doc. No. 1239174;  Doc. No. 1260537; Doc. No. 1260538; Doc. No. 1266609; Doc. No. 1266610;  Doc. No. 1305242; Doc. No. 1392849;  Doc. No. 1421763; Doc. No. 1654399;  Doc. No. 1738368;  Doc. No. 1901652;  Doc. No. 1911784;  Doc. No. 2124842;  Doc. No. 2124843;  Doc. No. 2124844;  Doc. No. 2142936;  Doc. No. 2704078; Doc. No. 5468286

Lot 1, CSM 2104, Doc. No.  1479290

131.	Madison	Dane	WI	Madison Joint Venture, LLC	WI-Land Parcels, LLC	0810-284-070-30

Doc. No. 1239174;  Doc. No. 1260537; Doc. No. 1260538; Doc. No. 1266609; Doc. No. 1266610;  Doc. No. 1305242; Doc. No. 1392849;  Doc. No. 1421763; Doc. No. 1654399;  Doc. No. 1738368;  Doc. No. 1901652;  Doc. No. 1911784;  Doc. No. 2124842;  Doc. No. 2124843;  Doc. No. 2124844;  Doc. No. 2142936;  Doc. No. 2704078; Doc. No. 5468286

Lot 3, CSM 2104, Doc. No.  1479290

9

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Certain Properties to be Transferred Pursuant to the Plan

	City	County	State	Grantor	Grantee	Tax Parcel #	Vesting Deed Information (and subsequent plat reference if applicable)
132.	Madison	Dane	WI	Madison Joint Venture, LLC	WI-Land Parcels, LLC	0810-273-0085-5

Doc. No. 1239174;  Doc. No. 1260537; Doc. No. 1260538; Doc. No. 1266609; Doc. No. 1266610;  Doc. No. 1305242; Doc. No. 1392849;  Doc. No. 1421763; Doc. No. 1654399;  Doc. No. 1738368;  Doc. No. 1901652;  Doc. No. 1911784;  Doc. No. 2124842;  Doc. No. 2124843;  Doc. No. 2124844;  Doc. No. 2142936;  Doc. No. 2704078; Doc. No. 5468286

Lot 3, CSM 14486, Doc. No.  5317135

133.	Madison	Dane	WI	Madison Joint Venture, LLC	WI-Land Parcels, LLC	0810-284-0704-8

Doc. No. 1239174;  Doc. No. 1260537; Doc. No. 1260538; Doc. No. 1266609; Doc. No. 1266610;  Doc. No. 1305242; Doc. No. 1392849;  Doc. No. 1421763; Doc. No. 1654399;  Doc. No. 1738368;  Doc. No. 1901652;  Doc. No. 1911784;  Doc. No. 2124842;  Doc. No. 2124843;  Doc. No. 2124844;  Doc. No. 2142936;  Doc. No. 2704078; Doc. No. 5468286

Lot 4, CSM 2104, Doc. No.  1479290

10

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Certain Properties to be Transferred Pursuant to the Plan

	City	County	State	Grantor	Grantee	Tax Parcel #	Vesting Deed Information (and subsequent plat reference if applicable)
134.	Cheyenne	Laramie	WY	CBL & Associates Limited Partnership	CBL Frontier Square PropCo, LLC	13936000000000	Doc. No. 130191

11

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Properties that Will Be Subject to a New Mortgage Pursuant to the Plan

	City	County	State	Mortgagor	Tax ID	Vesting Deed Information (and subsequent plat reference if applicable)
1.	Huntsville	Madison	AL	Parkway Place SPE, LLC	158097	Doc. No. 20100608000306280
2.	Bloomington	McLean	IL	Eastland Mall, LLC	21-02-126-013	Doc. No. 2005-00035603
3.	Fairview Heights	St. Clair	IL	St. Clair Square SPE, LLC	03-27.0-100-085	Doc. No. A02154878 Lot 1, Doc A02705486
4.	Fairview Heights	St. Clair	IL	St. Clair Square SPE, LLC	03-27.0-100-087	Doc. No. A02154878 Lot 1, Doc A02705486
5.	Fairview Heights	St. Clair	IL	St. Clair Square SPE, LLC	03-27.0-100-032	Doc. No. A02154878 Lot 1, Doc A02705486
6.	Fairview Heights	St. Clair	IL	St. Clair Square SPE, LLC	03-27.0-100-029	Doc. No. A02154878 Lot 1, Doc A02705486
7.	Fairview Heights	St. Clair	IL	St. Clair Square SPE, LLC (leasehold interest)	03-27.0-100-079	Doc. No. A428669 (as amended and assigned in Doc. Nos. A507495, A01351672 A952440, A01484139, A01619333, A02197788)
8.	Fairview Heights	St. Clair	IL	St. Clair Square SPE, LLC (leasehold interest)	03-27.0-100-061	Doc. No. A428669 (as amended and assigned in Doc. Nos. A507495, A01351672 A952440, A01484139, A01619333, A02197788)
9.	Bel Air	Harford	MD	Harford Mall Business Trust	03-004023	Book 4919, Page 728; Book 5103, Page 696
10.	Bel Air	Harford	MD	Harford Mall Business Trust	03-300331	Book 4919, Page 728; Book 5103, Page 696
11.	Bel Air	Harford	MD	Harford Mall Business Trust	03-194825	Book 4919, Page 728; Book 5103, Page 696
12.	Bel Air	Harford	MD	Harford Mall Business Trust	03-194833	Book 4919, Page 728; Book 5103, Page 696
13.	Bel Air	Harford	MD	Harford Mall Business Trust	03-004031	Book 4919, Page 728; Book 5103, Page 696

12

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Properties that Will Be Subject to a New Mortgage Pursuant to the Plan

	City	County	State	Mortgagor	Tax ID	Vesting Deed Information (and subsequent plat reference if applicable)
14.	Bel Air	Harford	MD	Harford Mall Business Trust	03-004015	Book 4919, Page 728; Book 5103, Page 696
15.	Bel Air	Harford	MD	Harford Mall Business Trust	03-003981	Book 4919, Page 728; Book 5103, Page 696
16.	Livonia	City of Livonia	MI	Laurel Park Retail Properties LLC	028 99 0002 012	Book 22593, Page 636 and Cert of Merger filed in DE SOS office on June 1, 2005 Parcel A, Plat Book 55996, Page 1248
17.	Livonia	City of Livonia	MI	Laurel Park Retail Properties LLC	028-99-0002-019	Book 22593, Page 636 and Cert of Merger filed in DE SOS office on June 1, 2005 Parcel A, Plat Book 55996, Page 1248
18.	Okemos	Ingham County/Meridian Charter Township	MI	Meridian Mall Limited Partnership (leasehold and fee interests)	portion of 33-02-02-22-101-011; portion of 33-02-02-22-151-002

Parcel V (Triangular Parcel) (fee): Book 2646, Page 1161

Portion of Parcel II (Musselman-Buxton Fee Tract) and Parcel IV (Plaza Tract) (leasehold): Book 977, Page 148; Book 1241, Page 989; Book 1241, Page 998; Book 1380, Page 1204; Book 1381, Page 25; Book 1543, Page 961; Book 1649, Page 233; Book 1649, Page 241; Book 1706, Page 747; Book 2021, Page 824; Book 2231, Page 5; Book 2244, Page 862; Book 2646, Page 1219; Book 2912, Page 136

19.	Okemos	Ingham County/Meridian Charter Township	MI	Meridian Mall Limited Partnership (leasehold interest)	33-02-02-15-300-022

Portion of Parcel II (Musselman-Buxton Fee Tract): Book 977, Page 148; Book 1241, Page 989; Book 1380, Page 1204; Book 1381, Page 25; Book 1543, Page 961; Book 1649, Page 233; Book 1649, Page 241; Book 1706, Page 747; Book 2021, Page 824; Book 2231, Page 5; Book 2244, Page 862; Book 2646, Page 1219; Book 2912, Page 136

13

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Properties that Will Be Subject to a New Mortgage Pursuant to the Plan

	City	County	State	Mortgagor	Tax ID	Vesting Deed Information (and subsequent plat reference if applicable)
20.	Southaven	DeSoto	MS	Southaven Towne Center II, LLC	1087-3610.0 0-00009.00	Book 493, Page 557
21.	Southaven	DeSoto	MS	Southaven Towne Center II, LLC	1087-3600.0 0-00001.00	Book 475, Page 777
22.	Southaven	DeSoto	MS	Southaven Towne Center II, LLC	1087-3610.0 0-00010.00	Book 548, Page 262
23.	Southaven	DeSoto	MS	Southaven Towne Center II, LLC	1087-3610.0 0-00017.00	Book 548, Page 262
24.	St. Peters	St. Charles	MO	Mid Rivers CMBS, LLC	265140A014	Book 4864, Page 2328
25.	St. Peters	St. Charles	MO	Mid Rivers CMBS, LLC	A870003885	Book 4864, Page 2334
26.	St. Peters	St. Charles	MO	Mid Rivers CMBS, LLC	A870003363	Book 5576, Page 1839
27.	St. Peters	St. Charles	MO	Mid Rivers CMBS, LLC	A902000522	Book 5576, Page 1839
28.	St. Peters	St. Charles	MO	Mid Rivers CMBS, LLC	A902000520	Book 5576, Page 1839
29.	St. Peters	St. Charles	MO	Mid Rivers CMBS, LLC	T132600023	Book 5576, Page 1839
30.	St. Peters	St. Charles	MO	Mid Rivers CMBS, LLC	T182600003	Book 5576, Page 1839
31.	St. Peters	St. Charles	MO	Mid Rivers CMBS, LLC	T182600002	Book 5576, Page 1839
32.	Joplin	Jasper	MO	Northpark Mall/Joplin, LLC	35-0016464-0000	Book 1897, Page 490
33.	Joplin	Jasper	MO	Northpark Mall/Joplin, LLC	35-0016467-0000	Book 1897, Page 490
34.	Joplin	Jasper	MO	Northpark Mall/Joplin, LLC	35-0016464-4000	Book 1897, Page 490
35.	Joplin	Jasper	MO	Northpark Mall/Joplin, LLC	35-016467-2000	Book 2361, Page 1767
36.	St. Louis	St. Louis	MO	South County Shoppingtown LLC	29J410098	Book 15376, Page 670; Adjusted Lot 1, Plat Book 349, Page 184
37.	St. Louis	St. Louis	MO	South County Shoppingtown LLC	29J130071	Book 15376, Page 670; Lot 6, Plat Book 22, Page 33

14

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Properties that Will Be Subject to a New Mortgage Pursuant to the Plan

	City	County	State	Mortgagor	Tax ID	Vesting Deed Information (and subsequent plat reference if applicable)
38.	St. Louis	St. Louis	MO	South County Shoppingtown LLC	29J410108	Book 15376, Page 670; Lot 1, Plat Book 366, Page 330
39.	St. Louis	St. Louis	MO	South County Shoppingtown LLC	29J410131	Book 15376, Page 670; Lot 1, Plat Book 366, Page 330
40.	St. Louis	St. Louis	MO	South County Shoppingtown LLC	29J410142	Book 15376, Page 670; Lot 1, Plat Book 366, Page 330
41.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-195-000	Book 5897, Page 2754
42.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-196-000	Book 5897, Page 2754
43.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-045-000	Book 5897, Page 2754
44.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-106-000	Book 5897, Page 2754
45.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-044-000	Book 5897, Page 2754
46.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-108-000	Book 5897, Page 2754
47.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-109-000	Book 5897, Page 2754
48.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-019-000	Book 5897, Page 2754
49.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-024-000	Book 5897, Page 2754
50.	Minot	Ward	ND	Dakota Square Mall CMBS, LLC	M1356770000090	Doc. No. 2940631
51.	Minot	Ward	ND	Dakota Square Mall CMBS, LLC	M1356770000110	Doc. No. 2940631
52.	Minot	Ward	ND	Dakota Square Mall CMBS, LLC	M1356770000010	Doc. No. 2940631
53.	Monroeville	Allegheny	PA	Monroeville Anchor Limited Partnership	639-E-25	Doc. No. 2011-16887
54.	Monroeville	Allegheny	PA	CBL/Monroeville Expansion, LP	639-E-50	Doc. No. 2004-25866
55.	Monroeville	Allegheny	PA	CBL/Monroeville, LP	639-F-75	Doc. No. 2009-22771
56.	Monroeville	Allegheny	PA	CBL/Monroeville, LP	639-F-75	Doc. No. 2009-22771
57.	Monroeville	Allegheny	PA	CBL/Monroeville, LP	639-H-370	Doc. No. 2009-22771
58.	Monroeville	Allegheny	PA	CBL/Monroeville, LP	639-A-50	Doc. No. 2009-22771
59.	Monroeville	Allegheny	PA	CBL/Monroeville, LP	638-S-350	Doc. No. 2009-22771
60.	Monroeville	Allegheny	PA	CBL/Monroeville, LP	639-B-10	Doc. No. 2009-22771
61.	Monroeville	Allegheny	PA	CBL/Monroeville, LP	639-F-46	Doc. No. 2009-22771
62.	Stroudsburg	Monroe	PA	Stroud Mall, LLC	17/13/1/54-9	Book 2047, Page 6445
63.	Stroudsburg	Monroe	PA	Stroud Mall, LLC	17/110369	Book 2047, Page 6445
64.	Stroudsburg	Monroe	PA	Stroud Mall, LLC (leasehold interest)	17/110/385	Book 1755, Page 749; Book 2047, Page 6463
65.	York	York	PA	York Galleria Limited Partnership	000-KJ-0001-00-00000	Book 1475, Page 6765 Lot 1 in pending subdivision plat

15

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Properties that Will Be Subject to a New Mortgage Pursuant to the Plan

	City	County	State	Mortgagor	Tax ID	Vesting Deed Information (and subsequent plat reference if applicable)
66.	Jackson	Madison	TN	Old Hickory Mall Venture II, LLC	05 055M-E-002.00 000 57 359	Book 630, Page 49
67.	Pearland	Brazoria	TX	CBL Pearland Residences PropCo, LLC	618841	Doc. No. 2007057856
68.	Brownsville	Cameron	TX	CBL SM-Brownsville, LLC	06/9250/0000/0027/00	Book 20805, Page 117
69.	Brownsville	Cameron	TX	CBL SM-Brownsville, LLC (leasehold interest)	A portion of Parcel ID 06-9250-0000-0010-00	Book 7966, Page 206; Book 7966, Page 251; Book 8982, Page 20; Book 14163, Page 92
70.	Chesapeake	Chesapeake	VA	CBL-840 GC, LLC	280000000000	Book 7306, Page 62
71.	Roanoke	City of Roanoke	VA	Valley View Mall SPE, LLC	2370108	Doc. No. 100006310
72.	Roanoke	City of Roanoke	VA	Valley View Mall SPE, LLC	2370107	Doc. No. 100006310
73.	Roanoke	City of Roanoke	VA	Valley View Mall SPE, LLC	2370105	Doc. No. 100006310
74.	Roanoke	City of Roanoke	VA	Valley View Mall SPE, LLC	2370111	Doc. No. 100006310
75.	Roanoke	City of Roanoke	VA	Valley View Mall SPE, LLC	2370112	Doc. No. 100006310
76.	Roanoke	City of Roanoke	VA	Valley View Mall SPE, LLC	2490108	Doc. No. 100006310
77.	Roanoke	City of Roanoke	VA	Valley View Mall SPE, LLC	2370107B	Doc. No. 100006310
78.	Roanoke	City of Roanoke	VA	Valley View Mall SPE, LLC	2490109	Doc. No. 100006310
79.	Roanoke	City of Roanoke	VA	Valley View Mall SPE, LLC	2370108	Doc. No. 100006310
80.	Brookfield	Waukesha	WI	Brookfield Square Joint Venture	BR C 1116 995 002	Doc. No. 666762
81.	Brookfield	Waukesha	WI	Brookfield Square Joint Venture	BR C 1116 999 001	Doc. No. 666762; Parcel 2, CSM 4097, Doc 1170087
82.	Brookfield	Waukesha	WI	Brookfield Square Joint Venture	BR C 1116-995-003	Doc. No. 666762
83.	Brookfield	Waukesha	WI	Brookfield Square Joint Venture	BR C 1116-995-004	Doc. No. 666762
84.	Brookfield	Waukesha	WI	Brookfield Square Joint Venture	BR C 1116-995-005	Doc. No. 666762

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Properties With a Current Mortgage That Will Be Amended Pursuant to the Plan

	City	County	State	Mortgagor	Tax ID	Original Mortgage Information (each as may have been amended)
1.	El Centro	Imperial	CA	Imperial Valley Mall II, L.P.	054-530-005-000	Doc. No. 2019002696
2.	El Centro	Imperial	CA	Imperial Valley Mall II, L.P.	054-530-038-000	Doc. No. 2019002696
3.	El Centro	Imperial	CA	Imperial Valley Mall II, L.P.	054-530-039-000	Doc. No. 2019002696
4.	El Centro	Imperial	CA	Imperial Valley Mall II, L.P.	054-530-040-000	Doc. No. 2019002696
5.	El Centro	Imperial	CA	Imperial Valley Mall II, L.P.	054-530-041-000	Doc. No. 2019002696
6.	El Centro	Imperial	CA	Imperial Valley Mall II, L.P.	054-530-042-000	Doc. No. 2019002696
7.	Rockford	Winnebago	IL	Cherryvale Mall, LLC	12-35-301-004	Doc. No. 20191002573
8.	Rockford	Winnebago	IL	Cherryvale Mall, LLC	12-35-326-001	Doc. No. 20191002573
9.	Rockford	Winnebago	IL	Cherryvale Mall, LLC	12-35-301-002	Doc. No. 20191002573
10.	Rockford	Winnebago	IL	Cherryvale Mall, LLC	12-35-301-001	Doc. No. 20191002573
11.	Hattiesburg	Lamar	MS	Turtle Creek Limited Partnership	051M-11-005.000	Book 1722; Page 731
12.	Hattiesburg	Lamar	MS	Turtle Creek Limited Partnership	051M-11-001.000	Book 1722; Page 731
13.	Hattiesburg	Lamar	MS	Turtle Creek Limited Partnership	051M-11-010.000	Book 1722; Page 731
14.	Hattiesburg	Lamar	MS	Turtle Creek Limited Partnership	051M-11-007.000	Book 1722; Page 731
15.	Hattiesburg	Lamar	MS	Turtle Creek Limited Partnership	051N-11-003.000	Book 1722; Page 731
16.	Winston-Salem	Forsyth	NC	JG Winston-Salem, LLC	6814-46-4494.00	Book 3444; Page 4260
17.	Winston-Salem	Forsyth	NC	JG Winston-Salem, LLC	6814-65-3348.00	Book 3444; Page 4260
18.	Winston-Salem	Forsyth	NC	JG Winston-Salem, LLC	6814-46-6771.00	Book 3444; Page 4260
19.	Winston-Salem	Forsyth	NC	JG Winston-Salem, LLC	6814-67-1117.00	Book 3444; Page 4260
20.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-014-000	Book 6193; Page 2867
21.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-042-000	Book 6193; Page 2867
22.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-125-001	Book 6193; Page 2867
23.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-125-039	Book 6193; Page 2867
24.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-126-001	Book 6193; Page 2867
25.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-126-040	Book 6193; Page 2867
26.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-129-000	Book 6193; Page 2867
27.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-131-000	Book 6193; Page 2867
28.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-132-000	Book 6193; Page 2867
29.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-234-000	Book 6193; Page 2867

17

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Properties With a Current Mortgage That Will Be Amended Pursuant to the Plan

	City	County	State	Mortgagor	Tax ID	Original Mortgage Information (each as may have been amended)
30.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-235-000	Book 6193; Page 2867
31.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-236-000	Book 6193; Page 2867
32.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-282-000	Book 6193; Page 2867
33.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-283-000	Book 6193; Page 2867
34.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-284-000	Book 6193; Page 2867
35.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-286-000	Book 6193; Page 2867
36.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-285-000	Book 6193; Page 2867
37.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-025-000	Book 6193; Page 2867
38.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-130-000	Book 6193; Page 2867
39.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-016-000	Book 6193; Page 2867
40.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-015-000	Book 6193; Page 2867
41.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-017-000	Book 6193; Page 2867
42.	Wilmington	New Hanover	NC	Mayfaire Town Center, LP	R05000-003-197-000	Book 6193; Page 2867
43.	Bismarck	Burleigh	ND	Kirkwood Mall Acquisition LLC	600-004-100	Doc. No. 882018
44.	Bismarck	Burleigh	ND	Kirkwood Mall Acquisition LLC	600-004-061	Doc. No. 882018
45.	Greensburg	Westmoreland	PA	CBL/Westmoreland, L.P.	50-22-00-0-206-69-007	Doc. No. 201902040003129
46.	Greensburg	Westmoreland	PA	CBL/Westmoreland, L.P.	50-22-00-0-206	Doc. No. 201902040003129
47.	Greensburg	Westmoreland	PA	CBL/Westmoreland, L.P.	50-22-00-0-206-60-001	Doc. No. 201902040003129
48.	Greensburg	Westmoreland	PA	CBL/Westmoreland, L.P.	50-22-00-0-206-60-002	Doc. No. 201902040003129
49.	Greensburg	Westmoreland	PA	CBL/Westmoreland, L.P.	50-22-00-0-206-60-003	Doc. No. 201902040003129
50.	Greensburg	Westmoreland	PA	CBL/Westmoreland, L.P.	50-22-00-0-247	Doc. No. 201902040003129
51.	Greensburg	Westmoreland	PA	CBL/Westmoreland, L.P.	50-22-00-0-206-69-001	Doc. No. 201902040003129
52.	Greensburg	Westmoreland	PA	CBL/Westmoreland, L.P.	50-22-00-0-206-69-004	Doc. No. 201902040003129
53.	Greensburg	Westmoreland	PA	CBL/Westmoreland, L.P.	50-22-00-0-206-69-005	Doc. No. 201902040003129
54.	Greensburg	Westmoreland	PA	CBL/Westmoreland, L.P.	50-22-00-0-279	Doc. No. 201902040003129
55.	Greensburg	Westmoreland	PA	CBL/Westmoreland, L.P.	50-22-00-0-277	Doc. No. 201902040003129
56.	Chattanooga	Hamilton	TN	Hixson Mall, LLC	110H-E-004	Book 11559; Page 502
57.	Chattanooga	Hamilton	TN	Hixson Mall, LLC	110H-E-004.20	Book 11559; Page 502
58.	Laredo	Webb	TX	Mall del Norte, LLC	90210000033	Book 4544; Page 421
59.	Laredo	Webb	TX	Mall del Norte, LLC	90210001040	Book 4544; Page 421
60.	Laredo	Webb	TX	Mall del Norte, LLC	90210001050	Book 4544; Page 421
61.	Laredo	Webb	TX	Mall del Norte, LLC	90210001020	Book 4544; Page 421

18

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Properties With a Current Mortgage That Will Be Amended Pursuant to the Plan

	City	County	State	Mortgagor	Tax ID	Original Mortgage Information (each as may have been amended)
62.	Laredo	Webb	TX	Mall del Norte, LLC	90210001022	Book 4544; Page 421
63.	Laredo	Webb	TX	Mall del Norte, LLC	90210001021	Book 4544; Page 421
64.	Laredo	Webb	TX	Mall del Norte, LLC	90210002013	Book 4544; Page 421
65.	Laredo	Webb	TX	Mall del Norte, LLC	90210002012	Book 4544; Page 421
66.	Laredo	Webb	TX	Mall del Norte, LLC	90210001060	Book 4544; Page 421
67.	Laredo	Webb	TX	Mall del Norte, LLC	90210002020	Book 4544; Page 421
68.	Laredo	Webb	TX	Mall del Norte, LLC	90210001010	Book 4544; Page 421
69.	Pearland	Brazoria	TX	Pearland Town Center Limited Partnership	618845	Doc. No. 2019005661
70.	Pearland	Brazoria	TX	Pearland Town Center Limited Partnership	600094	Doc. No. 2019005660
71.	Pearland	Brazoria	TX	Pearland Town Center Limited Partnership	600085	Doc. No. 2019005660
72.	Pearland	Brazoria	TX	Pearland Town Center Limited Partnership	600086	Doc. No. 2019005660
73.	Pearland	Brazoria	TX	Pearland Town Center Limited Partnership	600116	Doc. No. 2019005660
74.	Pearland	Brazoria	TX	Pearland Town Center Limited Partnership	600084	Doc. No. 2019005660
75.	College Station	Brazos	TX	POM-College Station, LLC	38018	Book 15130; Page 61
76.	Waco	McLennan	TX	CBL RM-Waco, LLC	187685	Doc. No. 2019003570
77.	Waco	McLennan	TX	CBL RM-Waco, LLC	187683	Doc. No. 2019003570
78.	Waco	McLennan	TX	CBL RM-Waco, LLC	187678	Doc. No. 2019003570
79.	Brownsville	Cameron	TX	CBL SM-Brownsville, LLC	00/0100/0209/2285/01	Book 23974; Page 41
80.	Brownsville	Cameron	TX	CBL SM-Brownsville, LLC	06/9250/0000/0020/00	Book 23974; Page 41
81.	Brownsville	Cameron	TX	CBL SM-Brownsville, LLC	07/9807/0020/0040/00	Book 23974; Page 41
82.	Brownsville	Cameron	TX	CBL SM-Brownsville, LLC	06/9250/0000/0021/00	Book 23974; Page 41
83.	Brownsville	Cameron	TX	CBL SM-Brownsville, LLC	06/9250/0000/0035/00	Book 23974; Page 41
84.	Brownsville	Cameron	TX	CBL SM-Brownsville, LLC	06/9250/0000/0029/00	Book 23974; Page 41
85.	Brownsville	Cameron	TX	CBL SM-Brownsville, LLC	06/9250/0000/0020/05	Book 23974; Page 41
86.	Layton	Davis	UT	Layton Hills Mall CMBS, LLC	10-030-0055	Book 7191; Page 1235
87.	Layton	Davis	UT	Layton Hills Mall CMBS, LLC	10-030-0117	Book 7191; Page 1235
88.	Layton	Davis	UT	Layton Hills Mall CMBS, LLC	10-315-0001	Book 7191; Page 1235
89.	Layton	Davis	UT	Layton Hills Mall CMBS, LLC	10-315-0005	Book 7191; Page 1235
90.	Layton	Davis	UT	Layton Hills Mall CMBS, LLC	10-315-0004	Book 7191; Page 1235
91.	Layton	Davis	UT	Layton Hills Mall CMBS, LLC	10-315-0003	Book 7191; Page 1235
92.	Layton	Davis	UT	Layton Hills Mall CMBS, LLC	10-317-0009	Book 7191; Page 1235
93.	Layton	Davis	UT	Layton Hills Mall CMBS, LLC	10-317-0010	Book 7191; Page 1235

19

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Properties With a Current Mortgage That Will Be Amended Pursuant to the Plan

	City	County	State	Mortgagor	Tax ID	Original Mortgage Information (each as may have been amended)
94.	Layton	Davis	UT	Layton Hills Mall CMBS, LLC	10-029-0123	Book 7191; Page 1235
95.	Layton	Davis	UT	Layton Hills Mall CMBS, LLC	10-030-0118	Book 7191; Page 1235
96.	Layton	Davis	UT	Layton Hills Mall CMBS, LLC	10-343-0001	Book 7191; Page 1235
97.	Layton	Davis	UT	Layton Hills Mall CMBS, LLC	10-317-0004	Book 7191; Page 1235
98.	Madison	Dane	WI	Madison/East Towne, LLC	0810-273-0096-2	Doc. No. 5468741
99.	Madison	Dane	WI	Madison/West Towne, LLC	0708-261-0098-8	Doc. No. 5468734
100.	Madison	Dane	WI	Madison/West Towne, LLC	0708-261-0086-3	Doc. No. 5468734
101.	Madison	Dane	WI	Madison/West Towne, LLC	0708-261-0088-9	Doc. No. 5468734
102.	Madison	Dane	WI	Madison/West Towne, LLC	0708-261-0082-1	Doc. No. 5468734
103.	Cheyenne	Laramie	WY	Frontier Mall Associates Limited Partnership	13931000100014	Book 2611; Page 1274
104.	Cheyenne	Laramie	WY	Frontier Mall Associates Limited Partnership	13931000100082	Book 2611; Page 1274
105.	Cheyenne	Laramie	WY	Frontier Mall Associates Limited Partnership	13931000100071	Book 2611; Page 1274

20

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